UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2006–September 30, 2007

Item 1: Reports to Shareholders

Vanguard® Strategic Equity Fund Annual Report

September 30, 2007

>	Vanguard Strategic Equity Fund returned a solid 13.8% for the 2007 fiscal year, with each sector making a positive contribution to the fund’s absolute return.

>	The fund’s return significantly trailed that of its benchmark and the average return for peer funds, most notably because of a change in market dynamics that favored stocks with higher valuations.

>	The fund’s ten-year average annual return of 9.7% matched the result of its benchmark and slightly trailed the average return of its peers.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	27
About Your Fund’s Expenses	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Equity Fund	VSEQX	13.8%
MSCI US Small + Mid Cap 2200 Index		17.0
Average Mid-Cap Core Fund[1]		17.9

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$23.07	$24.94	$0.260	$0.980

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund returned 13.8% for the fiscal year ended September 30, 2007. Although a solid result in its own right, the fund’s return trailed the return of its benchmark and the average return of its competitive peers.

Broadly underlying the shortfall was a growing shift in investor preference during the year toward growth stocks and away from the more reasonably valued stocks favored by the fund’s advisor, Vanguard Quantitative Equity Group. This shift accelerated during the quarter ended September 30 as a result of shorter-term, worldwide concerns about the impact of the subprime mortgage market crises. This period of turbulence coincided with a sharp uptick in the prices of large-capitalization, growth-oriented stocks. The fund faced some headwinds, despite the balanced nature of its investment approach that gives it simultaneously, an exposure to attractively valued stocks and also stocks that have higher earnings growth. The valuation component hurt more than the growth exposure helped.

In other developments during the fiscal year, the fund was reopened to investors on November 9, 2006, and the minimum investment was raised to $10,000. The fund had been closed the previous April to moderate cash flow and to protect the interests of its shareholders.

2

Please note: Our preliminary estimates suggest that the fund will distribute capital gains of roughly $2.15 per share in December 2007. Also, if you hold the Strategic Equity Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 27.

Strong returns for U.S. stocks; even better for markets abroad

U.S. stocks produced excellent returns for the fiscal year. The gains came despite a midsummer shakeup brought on by problems in the subprime mortgage-loan market. Financials stocks—which represent a sizable share of the U.S. market’s value—were hardest hit, as investment banking and consumer lending businesses throttled back.

The broad U.S. equity market returned 17.1% for the year. Returns from large-capitalization stocks outpaced those of small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. As investors took account of risk, they seemed to exhibit a preference for large-cap growth stocks, which seem better positioned to thrive in a period of economic uncertainty.

Although not immune from the effects of the turmoil in U.S. credit markets, international stocks handily surpassed the returns of domestic stocks over the 12 months. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.9%	13.8%	16.0%
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5
MSCI All Country World Index ex USA (International)	31.1	26.5	26.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

3

The bond market was shaken, but regained ground in the end

Turmoil in the corporate bond and subprime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’ prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

A positive year includes a second-half downshift

The second half of the fund’s fiscal year differed significantly from its first half. As you may recall from our semiannual report, the Strategic Equity Fund did quite well during the six months ended March 31, 2007, on both an absolute basis and relative to its benchmark. Its gains were restrained during the second

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Mid-Cap
	Fund	Core Fund
Strategic Equity Fund	0.30%	1.83%

1 Fund expense ratio reflects the 12 months ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

half by a negative return in the final fiscal quarter as investors favored large-cap stocks, as we discussed above.

More broadly, your fund’s investment methodology was under pressure during the entire year. It’s not unusual for an investment approach to be out of sync with the market from time to time, and fiscal 2007 was one of those periods. As described in more detail in the advisor’s letter on page 7, the fund seeks to limit its deviations from the market’s sector and industry weightings and risk characteristics. Instead, the fund relies on a sophisticated computer model to attempt to outperform its benchmark through superior security selection, and the success of this selection process is, of course, what determines the fund’s out- or underperformance.

The three components of the fund’s model work together to identify attractive stocks. One component seeks stocks that are favorably valued—investment bargains, so to speak. Another focuses on earnings quality, or growth potential. And a third component plugs into market sentiment, as reflected by the direction and pace of change in a stock’s price.

During the past year, the fund’s stock selections came up short more often than not. Stocks in the information technology, health care, and financials sectors were a significant source of underperformance.

Total Returns
Ten Years Ended September 30, 2007
Average
Annual Return
Strategic Equity Fund	9.7%
Spliced Small and Mid Cap Index[1]	9.7
Average Mid-Cap Core Fund[2]	10.4
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

2 Derived from data provided by Lipper Inc.

5

The financials sector, the largest weighting for both the fund and its benchmark, was most directly affected by the subprime mortgage crises.

Even so, the Strategic Equity Fund rang up a solid 13.8% return, and every sector made a positive contribution. About two-thirds of the fund’s absolute return came from stocks in the industrials, materials, and energy sectors.

Looking at a longer time horizon, the Strategic Equity Fund has recorded a 9.7% average annual total return for the ten years ended September 30, a period that includes one of the worst bear markets in modern financial history. This means that a hypothetical investment of $10,000 made in the fund ten years ago would have more than doubled to $25,334. The fund’s result matched that of its benchmark, but trailed slightly behind the performance of peer funds.

The fund’s methodology bypasses market fickleness

As we know, the stock market is unpredictable in the short run. The market experienced severe volatility during the final fiscal quarter amid fears associated with subprime mortgage lending and investing. During times like these, the discipline and consistency of Vanguard Strategic Equity Fund’s investment methodology can be invaluable. The advisor’s stock-selection model helps to immunize the fund’s portfolio against the emotional impulses that can occasionally bedevil even the most experienced and disciplined manager.

Like any fund employing an actively managed strategy, of course, this fund can be expected to go through periods of relative strength and weakness. Over the long term, however, we expect those periods of strength to more than offset the occasional downturns. When held as part of a portfolio that is balanced across stocks, bonds, and money market assets and diversified within each asset class, the Strategic Equity Fund offers you an excellent long-term wealth-building opportunity.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 15, 2007

6

Advisor’s Report

For the fiscal year ended September 30, 2007, Vanguard Strategic Equity Fund returned 13.8%, underperforming the 17.0% return of the MSCI US Small + Mid Cap 2200 Index. The entire U.S. stock market, as measured by the MSCI US Broad Market Index, also returned 17.0%.

In a change from previous years, during fiscal 2007 growth stocks outperformed value stocks across the capitalization spectrum. This contributed to the fund’s underperformance this year since, all things being equal, we have a preference for stocks that are valued below market multiples albeit with superior growth prospects.

To put the change in context, for the three years ended September 30, 2006, value-oriented stocks in our benchmark outperformed growth-oriented stocks by 5.5 percentage points per year, as measured by MSCI indexes. This year, growth stocks in our benchmark returned almost 24%, while value stocks returned about 11%, and our valuation signals suffered as a consequence. This change in market preference is, in our opinion, unpredictable, so we do not try to capture these changes. Because our model is attracted to stocks with reasonably strong valuation signals, managing our portfolio in extremely strong growth markets, such as we experienced this past year, is like walking up a hill.

Our model, however, has more to it than just valuation signals. We do not want to outperform only when the market prefers value stocks, so we diversify our model with signals from two other components—earnings quality and market sentiment. Ideally, the combination of these signals allows our model to identify attractive stocks regardless of the market environment.

Our process begins by evaluating each stock in the benchmark relative to its peers based on the three components. We construct a portfolio consisting of the most attractive stocks that match the benchmark’s exposure to industry, market capitalization, and other risk factors. Relative to the benchmark, the stocks in our portfolio generally have lower price-to-earnings ratios, slightly higher returns on equity, superior growth, and similar dividend yields. We attempt to add value by taking many small positions across several hundred stocks, without tilting toward specific industries or trying to time changes in market leadership.

The fund’s performance depends on our model’s stock-picking ability, which this year was disappointing. Strong returns in materials and capital goods stocks were erased by weak returns in financials stocks. Cummins (+116%) and AK Steel Holdings (+200%) were two of our best selections, while Indymac Bancorp (–39%) and Americredit (–30%) were among our largest losses.

7

As mentioned, the valuation component of our model did not add value during the period. Although our sentiment and earnings-quality indicators were positive, their contributions were not enough to overcome the drag from our valuation measures. Given that the sentiment component of our model was successful this year, you might ask why we didn’t increase our reliance on it. We feel that doing so would have been counterproductive because we try to add value through expert stock selection, not style timing. Investing relatively small amounts in a large number of stocks provides more diversification than making bets on broad market-style changes. Additionally, betting on style requires that you be right twice—when you initially make the bet and when you remove it. Being wrong on either decision can wreck the return of the portfolio.

Quantitative models experience times when they fail to add value, and we have weathered such periods in the past. Over the long run, our process has demonstrated its effectiveness. We believe that the fund’s attractive combination of reasonable valuations, high earnings quality, and market acceptance, as well as disciplined risk control, can play an important role in a diversified investment plan.

We thank you for your investment and look forward to the upcoming fiscal year.

James D. Troyer, Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

October 18, 2007

8

Fund Profile

As of September 30, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	703	2,123	4,887
Median Market Cap	$4.1B	$4.3B	$36.1B
Price/Earnings Ratio	15.9x	21.4x	18.1x
Price/Book Ratio	2.4x	2.6x	2.8x
Yield	1.0%	1.2%	1.7%
Return on Equity	14.3%	14.8%	18.8%
Earnings Growth Rate	24.4%	20.3%	21.6%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	75%	—	—
Expense Ratio	0.30%	—	—
Short-Term Reserves	–0.1%[3]	—	—

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14.9%	15.0%	10.4%
Consumer Staples	3.9	3.8	8.2
Energy	7.7	7.9	11.2
Financials	19.3	19.3	20.0
Health Care	10.5	10.3	11.6
Industrials	14.7	14.8	11.8
Information Technology	15.8	15.8	16.0
Materials	6.2	6.0	3.7
Telecommunication Services	2.0	2.1	3.5
Utilities	5.0	5.0	3.6

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.87
Beta	1.08	1.38

Ten Largest Holdings[5] (% of total net assets)

Ameriprise Financial, Inc.	asset management
	and custody banks	1.1%
Parker Hannifin Corp.	industrial machinery	1.1
Terex Corp.	construction,
	farm machinery,
	and heavy trucks	1.0
Laboratory Corp. of
America Holdings	health care services	1.0
Mirant Corp.	independent power
	producers and
	energy traders	1.0
Celanese Corp.	commodity
Series A	chemicals	1.0
Activision, Inc.	home entertainment
	software	0.9
AmerisourceBergen Corp.	health care
	distributors	0.9
Synovus Financial Corp.	regional banks	0.9
Safeco Corp.	property and
	casualty insurance	0.9
Top Ten		9.8%

Investment Focus

1 MSCI US Small + Mid Cap 2200 Index.

2 Dow Jones Wilshire 5000 Index.

3 The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 30.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1997–September 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Strategic Equity Fund[1]	13.76%	19.14%	9.74%	$25,334
Dow Jones Wilshire 5000 Index	17.08	16.53	6.85	19,399
Spliced Small and Mid Cap Index[2]	17.05	20.51	9.68	25,182
Average Mid-Cap Core Fund[3]	17.86	17.58	10.36	26,801

Fiscal-Year Total Returns (%): September 30, 1997–September 30, 2007

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 22 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (14.9%)
	Whirlpool Corp.	717,900	63,965
	Nordstrom, Inc.	1,199,000	56,221
	Sotheby’s	1,134,978	54,241
	Men’s Wearhouse, Inc.	1,066,150	53,862
	Polo Ralph Lauren Corp.	660,580	51,360
*	Mohawk Industries, Inc.	546,125	44,400
	Royal Caribbean
	Cruises, Ltd.	1,022,219	39,897
	Newell Rubbermaid, Inc.	1,157,926	33,371
	Phillips-Van Heusen Corp.	557,700	29,268
	Brinker International, Inc.	1,065,600	29,240
	American Eagle
	Outfitters, Inc.	1,088,200	28,631
	Idearc Inc.	839,973	26,434
*	Liberty Media Corp.–
	Capital Series A	194,089	24,228
*	Gemstar-TV Guide
	International, Inc.	3,264,285	22,719
	Wyndham Worldwide Corp.	675,300	22,123
	Lamar Advertising Co.
	Class A	408,861	20,022
*^Chipotle Mexican Grill, Inc.		161,600	19,090
	Jackson Hewitt
	Tax Service Inc.	671,000	18,761
	Sherwin-Williams Co.	278,957	18,330
*	Expedia, Inc.	545,151	17,379
*	Jack in the Box Inc.	265,500	17,215
*	ITT Educational
	Services, Inc.	130,500	15,881
*	Dollar Tree Stores, Inc.	320,490	12,993
	WABCO Holdings Inc.	265,500	12,412
*	Tenneco Automotive, Inc.	375,400	11,641
	Tim Hortons, Inc.	326,800	11,389
	Meredith Corp.	193,320	11,077
	Eastman Kodak Co.	399,900	10,701
	Sinclair Broadcast
	Group, Inc.	887,816	10,689
*	AnnTaylor Stores Corp.	334,576	10,596

			Market
			Value•
		Shares	($000)
*	Collective Brands, Inc.	464,000	10,236
	Modine Manufacturing Co.	347,200	9,242
	^New York Times Co. Class A	461,900	9,127
	Bob Evans Farms, Inc.	301,417	9,097
	Belo Corp. Class A	500,200	8,683
	Abercrombie & Fitch Co.	105,954	8,550
	Ruby Tuesday, Inc.	463,500	8,501
*	TRW Automotive
	Holdings Corp.	266,400	8,440
*	Big Lots Inc.	280,000	8,355
*^DSW Inc. Class A		323,200	8,135
	Regal Entertainment Group
	Class A	359,947	7,901
*	JAKKS Pacific, Inc.	295,500	7,893
	Cooper Tire & Rubber Co.	317,500	7,747
*	Cablevision Systems
	NY Group Class A	219,299	7,662
	Brown Shoe Co., Inc.	389,000	7,547
	H & R Block, Inc.	353,200	7,481
*	AutoNation, Inc.	412,547	7,310
*	Lear Corp.	205,700	6,603
*	CSK Auto Corp.	606,700	6,461
*^NutriSystem Inc.		134,276	6,296
*	Marvel Entertainment, Inc.	265,800	6,230
	Mattel, Inc.	261,067	6,125
	Sonic Automotive, Inc.	254,800	6,100
	FTD Group, Inc.	366,000	5,446
	Wendy’s International, Inc.	154,100	5,380
	K-Swiss, Inc.	229,151	5,250
	RadioShack Corp.	252,000	5,206
	Cato Corp. Class A	254,550	5,203
	Stewart Enterprises, Inc.
	Class A	633,158	4,825
*	Cox Radio, Inc.	350,331	4,572
*	The Gymboree Corp.	128,400	4,525
	^Tempur-Pedic
	International Inc.	123,600	4,419
*	NVR, Inc.	9,000	4,232
	Wynn Resorts Ltd.	25,100	3,955
	Thor Industries, Inc.	83,700	3,766
	Domino’s Pizza, Inc.	221,400	3,673

11

			Market
			Value•
		Shares	($000)
	Burger King Holdings Inc.	143,200	3,650
	Lithia Motors, Inc.	212,400	3,624
*	AutoZone Inc.	30,700	3,565
	Service Corp. International	273,000	3,522
*	Aeropostale, Inc.	183,150	3,491
	Steven Madden, Ltd.	177,780	3,369
*^Jos. A. Bank Clothiers, Inc.		99,800	3,335
	Applebee’s
	International, Inc.	132,000	3,284
	Asbury Automotive
	Group, Inc.	163,800	3,245
*	DreamWorks
	Animation SKG, Inc.	94,600	3,162
	World Wrestling
	Entertainment, Inc.	209,087	3,153
*	Entravision
	Communications Corp.	327,373	3,018
	Journal
	Communications, Inc.	312,800	2,965
	Monaco Coach Corp.	208,400	2,924
	Dover Downs Gaming &
	Entertainment, Inc.	276,250	2,870
	Group 1 Automotive, Inc.	85,400	2,867
	American Axle
	& Manufacturing
	Holdings, Inc.	113,300	2,861
	Guess ?, Inc.	56,500	2,770
*	Denny’s Corp.	684,002	2,736
	Interactive Data Corp.	96,534	2,722
*	The Dress Barn, Inc.	154,780	2,633
	Ross Stores, Inc.	96,249	2,468
	E.W. Scripps Co. Class A	58,400	2,453
	UniFirst Corp.	65,103	2,439
*	The Warnaco Group, Inc.	59,100	2,309
	Movado Group, Inc.	70,400	2,247
	Lee Enterprises, Inc.	140,000	2,180
*	Jo-Ann Stores, Inc.	95,100	2,007
	International Speedway Corp.	41,300	1,894
	^Sealy Corp.	132,900	1,866
	IHOP Corp.	27,800	1,761
	Speedway Motorsports, Inc.	47,100	1,743
*	Papa John’s International, Inc.	69,021	1,687
	CBRL Group, Inc.	41,300	1,685
	Westwood One, Inc.	561,602	1,544
*	Getty Images, Inc.	47,700	1,328
*	Steiner Leisure Ltd.	28,600	1,241
*	Harris Interactive Inc.	278,396	1,200
*	Charlotte Russe Holding Inc.	67,800	993
	Darden Restaurants Inc.	22,532	943
	RCN Corp.	72,896	897
*	Town Sports International
	Holdings, Inc.	56,800	864
*	AFC Enterprises, Inc.	50,000	752
	The Marcus Corp.	38,200	733
*	Spanish Broadcasting
	System, Inc.	276,855	714

			Market
			Value•
		Shares	($000)
	Regis Corp.	16,600	530
	Salem Communications Corp.	61,489	492
	OfficeMax, Inc.	13,500	463
	Blyth, Inc.	21,400	438
	^Journal Register Co.	178,600	429
	^Building Materials
	Holding Corp.	35,300	373
	American Greetings Corp.
	Class A	14,100	372
*	ValueVision Media, Inc.	48,761	361
*	RC2 Corp.	4,660	129
*	Lin TV Corp.	7,800	101
			1,145,712
Consumer Staples (3.9%)
	Carolina Group	778,200	63,991
	Molson Coors
	Brewing Co. Class B	349,100	34,795
	The Pepsi Bottling
	Group, Inc.	916,100	34,051
*	NBTY, Inc.	768,183	31,188
	The Estee Lauder Cos. Inc.
	Class A	465,600	19,769
	Nash-Finch Co.	454,195	18,091
	Del Monte Foods Co.	1,452,427	15,250
	The Kroger Co.	526,500	15,016
	Longs Drug Stores, Inc.	282,910	14,052
	Corn Products
	International, Inc.	159,800	7,330
*	Energizer Holdings, Inc.	61,800	6,851
	PepsiAmericas, Inc.	169,300	5,492
	J.M. Smucker Co.	97,700	5,219
	Seaboard Corp.	2,290	4,488
*	Winn-Dixie Stores, Inc.	184,511	3,454
	Dean Foods Co.	129,200	3,305
	Herbalife Ltd.	69,700	3,169
*	Prestige Brands
	Holdings Inc.	227,500	2,498
*	Ralcorp Holdings, Inc.	38,800	2,166
*	American Oriental
	Bioengineering, Inc.	161,200	1,797
	Ingles Markets, Inc.	44,400	1,273
*	Alliance One
	International, Inc.	194,400	1,271
*^USANA Health
	Sciences, Inc.	19,600	858
	Weis Markets, Inc.	18,300	781
	^Mannatech, Inc.	86,684	702
	Universal Corp. (VA)	12,200	597
*	Smithfield Foods, Inc.	10,074	317
	Sanderson Farms, Inc.	7,400	308
	Alberto-Culver Co.	4,600	114
	Tyson Foods, Inc.	5,400	96
			298,289

12

			Market
			Value•
		Shares	($000)
Energy (7.7%)
	Helmerich & Payne, Inc.	1,997,642	65,583
*	National Oilwell Varco Inc.	393,800	56,904
*	Nabors Industries, Inc.	1,772,662	54,545
	Tesoro Corp.	1,170,200	53,853
	Tidewater Inc.	766,500	48,167
	ENSCO International, Inc.	822,509	46,143
	Frontier Oil Corp.	857,300	35,698
*	Cameron International Corp.	359,800	33,206
	Sunoco, Inc.	464,200	32,856
	Patterson-UTI Energy, Inc.	1,359,269	30,679
*	Swift Energy Co.	614,100	25,129
	Noble Corp.	511,022	25,066
*	Grey Wolf, Inc.	2,442,719	16,000
*	Atwood Oceanics, Inc.	189,600	14,516
	Noble Energy, Inc.	150,200	10,520
*	Comstock Resources, Inc.	299,096	9,224
*	Superior Energy
	Services, Inc.	170,447	6,041
*	Parker Drilling Co.	724,200	5,881
*	Hercules Offshore, Inc.	210,918	5,507
	Overseas Shipholding
	Group Inc.	58,300	4,479
*	W-H Energy Services, Inc.	50,200	3,702
*	Oil States International, Inc.	50,107	2,420
*	Rosetta Resources, Inc.	64,900	1,190
	Holly Corp.	19,258	1,152
*	Mariner Energy Inc.	50,700	1,050
*	Basic Energy Services Inc.	49,400	1,038
	General Maritime Corp.	32,800	915
*	Trico Marine Services, Inc.	30,200	900
	St. Mary Land &
	Exploration Co.	22,800	813
*	Global Industries Ltd.	12,887	332
*	PetroQuest Energy, Inc.	25,200	270
	Delek US Holdings, Inc.	7,600	191
*	Bristow Group, Inc.	3,900	170
*	Brigham Exploration Co.	20,000	119
*	Hornbeck Offshore
	Services, Inc.	2,900	106
*	Gulfmark Offshore, Inc.	1,900	92
*	SEACOR Holdings Inc.	400	38
			594,495
Financials (19.2%)
	Capital Markets (2.3%)
	Ameriprise Financial, Inc.	1,319,821	83,294
	^American Capital
	Strategies, Ltd.	500,200	21,374
	Raymond James
	Financial, Inc.	424,850	13,956
	Janus Capital Group Inc.	445,700	12,604
	A.G. Edwards, Inc.	133,900	11,214
	MCG Capital Corp.	504,308	7,257
*	Affiliated Managers
	Group, Inc.	54,100	6,898

		Market
		Value•
	Shares	($000)
* Knight Capital Group, Inc.
Class A	472,753	5,654
Jefferies Group, Inc.	179,700	5,001
Federated Investors, Inc.	98,998	3,930
Apollo Investment Corp.	177,900	3,700
Gamco Investors Inc.
Class A	29,466	1,615
SWS Group, Inc.	42,500	752
Capital Southwest Corp.	1,000	123

Commercial Banks (3.3%)
Synovus Financial Corp.	2,462,550	69,075
Bank of Hawaii Corp.	747,175	39,488
Colonial BancGroup, Inc.	1,055,500	22,820
^Popular, Inc.	1,525,400	18,732
FirstMerit Corp.	646,801	12,781
Trustmark Corp.	400,200	11,222
Commerce Bancshares, Inc.	243,806	11,188
Susquehanna
Bancshares, Inc.	403,900	8,118
^W Holding Co., Inc.	2,395,500	5,366
Webster Financial Corp.	125,700	5,294
Pacific Capital Bancorp	180,021	4,735
Wilmington Trust Corp.	107,100	4,166
City Holding Co.	113,455	4,131
Westbanco Inc.	145,614	3,637
NBT Bancorp, Inc.	138,152	3,003
BancFirst Corp.	60,622	2,720
Nara Bancorp, Inc.	157,105	2,454
First Community
Bancshares, Inc.	61,414	2,225
First Financial Corp. (IN)	64,300	1,948
Old National Bancorp	104,100	1,725
Hanmi Financial Corp.	110,200	1,707
Washington Trust
Bancorp, Inc.	61,606	1,662
F.N.B. Corp.	99,500	1,646
Great Southern Bancorp, Inc.	61,605	1,530
City Bank Lynnwood (WA)	42,509	1,221
Independent Bank Corp. (MI)	110,135	1,217
Simmons First National Corp.	41,942	1,105
S.Y. Bancorp, Inc.	40,000	1,082
United Bankshares, Inc.	30,981	943
Associated Banc-Corp.	31,300	927
Sterling Financial Corp. (PA)	45,633	783
First Merchants Corp.	35,686	769
First Source Corp.	25,845	592
First BanCorp Puerto Rico	55,800	530
Peoples Bancorp, Inc.	19,800	518
Integra Bank Corp.	25,674	465
Republic Bancorp, Inc.Class A	28,200	447
Taylor Capital Group, Inc.	13,900	388
Central Pacific Financial Co.	12,700	371
Renasant Corp.	13,500	292

13

			Market
			Value•
		Shares	($000)
	Sterling Bancshares, Inc.	15,200	173
	First Midwest Bancorp, Inc.	3,100	106
	First Financial Bancorp	7,500	96
	East West Bancorp, Inc.	1,100	40

	Consumer Finance (0.9%)
	^The First Marblehead Corp.	945,000	35,844
	Advanta Corp. Class B	442,395	12,130
*	EZCORP, Inc.	666,649	8,966
*	AmeriCredit Corp.	443,106	7,790
	Cash America
	International Inc.	52,700	1,981

	Diversified Financial Services (0.5%)
	Leucadia National Corp.	790,990	38,142
*^Primus Guaranty, Ltd.		264,400	2,781
	Resource America, Inc.	40,520	640

	Insurance (4.5%)
	Safeco Corp.	1,085,302	66,442
	PartnerRe Ltd.	561,400	44,345
*	Arch Capital Group Ltd.	361,200	26,877
	Nationwide Financial
	Services, Inc.	492,600	26,512
	W.R. Berkley Corp.	680,735	20,170
	Torchmark Corp.	321,655	20,046
	Endurance Specialty
	Holdings Ltd.	456,900	18,984
	Everest Re Group, Ltd.	157,300	17,341
	Zenith National
	Insurance Corp.	385,909	17,323
*	Philadelphia Consolidated
	Holding Corp.	416,724	17,227
	American Financial
	Group, Inc.	439,500	12,521
	Platinum Underwriters
	Holdings, Ltd.	344,200	12,377
	Aspen Insurance
	Holdings Ltd.	401,400	11,203
	The Phoenix Cos., Inc.	767,600	10,831
	Axis Capital Holdings Ltd.	232,380	9,042
	Odyssey Re Holdings Corp.	181,700	6,743
	RenaissanceRe
	Holdings Ltd.	70,700	4,624
	Safety Insurance
	Group, Inc.	100,020	3,595
*	United America
	Indemnity, Ltd.	6,900	148
	Reinsurance Group of
	America, Inc.	2,000	114
	Max Re Capital Ltd.	1,500	42

	Real Estate Investment Trusts (5.9%)
	Boston Properties, Inc. REIT	291,400	30,276
	Host Hotels &
	Resorts Inc. REIT	1,225,200	27,493
	Archstone-Smith Trust REIT	386,400	23,238

		Market
		Value•
	Shares	($000)
SL Green Realty Corp. REIT	177,226	20,695
HCP Inc. REIT	619,600	20,552
Regency Centers Corp. REIT	233,400	17,913
The Macerich Co. REIT	203,700	17,840
Federal Realty Investment Trust REIT	193,600	17,153
Apartment Investment &Management Co.Class A REIT	350,500	15,818
Taubman Co. REIT	252,000	13,797
Essex Property Trust, Inc. REIT	107,300	12,615
Camden Property Trust REIT	196,300	12,612
UDR, Inc. REIT	517,500	12,586
BRE Properties Inc.
Class A REIT	197,300	11,035
Pennsylvania REIT	267,300	10,409
Highwood Properties, Inc.
REIT	280,400	10,282
Colonial Properties Trust
REIT	298,760	10,247
Kimco Realty Corp. REIT	225,273	10,185
Digital Realty Trust, Inc.
REIT	245,149	9,656
Nationwide Health
Properties, Inc. REIT	313,400	9,443
Equity Lifestyle
Properties, Inc. REIT	175,900	9,112
Avalonbay
Communities, Inc. REIT	75,500	8,914
Healthcare Realty Trust Inc.
REIT	333,200	8,883
Mack-Cali Realty Corp. REIT	212,700	8,742
iStar Financial Inc. REIT	236,800	8,049
American Campus
Communities, Inc. REIT	260,400	7,627
FelCor Lodging Trust, Inc.
REIT	364,700	7,268
Duke Realty Corp. REIT	206,900	6,995
Rayonier Inc. REIT	142,050	6,824
Maguire Properties, Inc.
REIT	250,100	6,460
Glimcher Realty Trust REIT	257,200	6,044
HRPT Properties Trust REIT	598,900	5,923
Plum Creek Timber Co. Inc.
REIT	117,500	5,259
Saul Centers, Inc. REIT	82,900	4,269
Douglas Emmett, Inc. REIT	164,400	4,066
First Industrial Realty Trust
REIT	98,500	3,829
CapitalSource Inc. REIT	171,400	3,469
Developers Diversified
Realty Corp. REIT	54,200	3,028
Potlatch Corp. REIT	65,400	2,945
^Thornburg Mortgage, Inc.
REIT	214,300	2,754
AMB Property Corp. REIT	42,400	2,536

14

			Market
			Value•
		Shares	($000)
	LaSalle Hotel Properties REIT	59,600	2,508
	Senior Housing
	Properties Trust REIT	106,100	2,341
	Equity Inns, Inc. REIT	98,300	2,220
	American Financial
	Realty Trust REIT	275,500	2,218
	JER Investors Trust Inc.
	REIT	142,400	1,773
	Kilroy Realty Corp. REIT	23,600	1,431
	Post Properties, Inc. REIT	27,800	1,076
	Parkway Properties Inc. REIT	22,200	980
	GMH Communities Trust
	REIT	101,500	787
	MFA Mortgage
	Investments, Inc. REIT	71,500	573
	Acadia Realty Trust REIT	20,100	545
	Omega Healthcare
	Investors, Inc. REIT	33,500	520
	Inland Real Estate Corp. REIT	30,700	476
	Sun Communities, Inc. REIT	7,500	226
	Education Realty Trust, Inc.
	REIT	12,200	165
	Annaly Mortgage
	Management Inc. REIT	7,600	121
	Hospitality Properties Trust
	REIT	2,500	102
	Kite Realty Group Trust REIT	1,900	36

	Real Estate Management & Development (0.5%)
	Forest City Enterprise
	Class A	251,800	13,889
	Jones Lang LaSalle Inc.	126,700	13,020
*	CB Richard Ellis Group, Inc.	418,200	11,643
*	Move, Inc.	513,100	1,416

	Thrifts & Mortgage Finance (1.3%)
	^Downey Financial Corp.	417,000	24,103
*^First Federal Financial Corp.		357,500	17,714
	^Corus Bankshares Inc.	1,308,728	17,040
	Sovereign Bancorp, Inc.	813,800	13,867
	BankUnited Financial Corp.	565,400	8,786
*	Franklin Bank Corp.	729,300	6,710
	WSFS Financial Corp.	67,050	4,184
	First Financial Holdings, Inc.	79,753	2,495
	PFF Bancorp, Inc.	130,200	1,997
*	Ocwen Financial Corp.	98,100	925
	United Community
	Financial Corp.	44,500	321
			1,478,640
Health Care (10.5%)
*	Laboratory Corp. of
	America Holdings	986,364	77,163
	AmerisourceBergen Corp.	1,599,657	72,512
*	Express Scripts Inc.	1,100,200	61,413
*	Humana Inc.	870,600	60,837
*^Sciele Pharma, Inc.		1,338,208	34,820

			Market
			Value•
		Shares	($000)
*	Pediatrix Medical
	Group, Inc.	522,300	34,169
	Mylan Inc.	1,947,514	31,082
*	Haemonetics Corp.	625,187	30,897
*	Apria Healthcare Group Inc.	913,652	23,764
*	King Pharmaceuticals, Inc.	1,912,600	22,416
*	WellCare Health Plans Inc.	191,100	20,148
*	Medarex, Inc.	1,270,287	17,987
*	Invitrogen Corp.	161,500	13,199
*	Cephalon, Inc.	178,474	13,039
*	Health Net Inc.	238,300	12,880
*	Onyx Pharmaceuticals, Inc.	268,100	11,668
	Health Management
	Associates Class A	1,635,705	11,352
*	Alkermes, Inc.	613,175	11,282
	Chemed Corp.	167,200	10,393
*	ICU Medical, Inc.	255,284	9,892
*	Applera Corp.–
	Celera Genomics Group	679,500	9,554
*	Valeant Pharmaceuticals
	International	580,900	8,992
*	LifePoint Hospitals, Inc.	280,100	8,406
*	Magellan Health
	Services, Inc.	204,003	8,278
	Manor Care, Inc.	127,076	8,184
*	Zoll Medical Corp.	314,734	8,158
*	Lincare Holdings, Inc.	218,596	8,012
*	K-V Pharmaceutical Co.
	Class A	263,700	7,542
*	MedCath Corp.	263,920	7,247
	West Pharmaceutical
	Services, Inc.	170,600	7,107
*	Savient
	Pharmaceuticals Inc.	483,751	7,039
*	Techne Corp.	108,521	6,846
	^Medicis
	Pharmaceutical Corp.	216,700	6,612
*	Isis Pharmaceuticals, Inc.	432,900	6,481
*	The Medicines Co.	343,000	6,109
*	Bruker BioSciences Corp.	667,829	5,877
*	Ventana Medical
	Systems, Inc.	65,061	5,589
*	Watson
	Pharmaceuticals, Inc.	171,300	5,550
	Mentor Corp.	115,700	5,328
*^Nighthawk Radiology
	Holdings, Inc.	194,492	4,767
*	Myriad Genetics, Inc.	91,100	4,751
*	Xenoport Inc.	99,940	4,702
*	Noven Pharmaceuticals, Inc.	291,785	4,648
*	Progenics
	Pharmaceuticals, Inc.	195,461	4,322
	Perrigo Co.	194,803	4,159
*	Warner Chilcott Ltd.	227,600	4,044
*	Alliance Imaging, Inc.	430,491	3,900
*	Par Pharmaceutical Cos. Inc.	208,656	3,873

*	Sierra Health Services, Inc.	88,500	3,734

15

			Market
			Value•
		Shares	($000)
	Cambrex Corp.	338,200	3,683
*	Pharmion Corp.	78,500	3,622
*	OSI Pharmaceuticals, Inc.	101,800	3,460
*	PAREXEL International Corp.	75,650	3,122
*	Kinetic Concepts, Inc.	55,100	3,101
*	Immucor Inc.	76,700	2,742
*	GTx, Inc.	160,659	2,615
*	Bio-Rad Laboratories, Inc.
	Class A	27,500	2,489
*^Hologic, Inc.		34,957	2,132
*	Cubist Pharmaceuticals, Inc.	97,700	2,064
*	Omrix
	Biopharmaceuticals, Inc.	43,921	1,551
*	Albany Molecular
	Research, Inc.	100,590	1,519
*	BioMarin Pharmaceutical Inc.	55,600	1,384
	Alpharma, Inc. Class A	64,100	1,369
*	AMAG Pharmaceuticals, Inc.	18,800	1,075
*	VCA Antech, Inc.	23,500	981
	STERIS Corp.	34,800	951
*	Martek Biosciences Corp.	32,600	946
*	Gentiva Health Services, Inc.	48,600	934
	Vital Signs, Inc.	15,855	827
*	Greatbatch, Inc.	29,478	784
	Datascope Corp.	22,335	755
*^PharMerica corp.		50,500	753
*	MGI Pharma, Inc.	19,100	531
*	ViroPharma Inc.	40,500	360
*	Endo Pharmaceuticals
	Holdings, Inc.	11,000	341
*	AMERIGROUP Corp.	9,000	310
*	Sirona Dental Systems Inc.	7,500	268
*	AMN Healthcare
	Services, Inc.	13,900	260
*	CONMED Corp.	7,000	196
*	AmSurg Corp.	7,020	162
*	Emergent Biosolutions inc.	16,600	147
*	Centene Corp.	6,000	129
*	Charles River Laboratories, Inc.	1,900	107
*	Amedisys Inc.	1,500	58
	Ligand Pharmaceuticals Inc.
	Class B	7,600	41
*	DaVita, Inc.	500	32
			806,525
Industrials (14.7%)
	Parker Hannifin Corp.	742,694	83,055
*	Terex Corp.	874,697	77,866
	Cooper Industries, Inc.
	Class A	1,270,700	64,920
	Cummins Inc.	490,491	62,729
*^AMR Corp.		2,776,051	61,878
	Trinity Industries, Inc.	1,522,220	57,144
	Manpower Inc.	866,375	55,751
*	UAL Corp.	1,140,129	53,050
*	Allied Waste
	Industries, Inc.	3,516,088	44,830
	R.R. Donnelley & Sons Co.	1,015,220	37,116

			Market
			Value•
		Shares	($000)
*	McDermott
	International, Inc.	516,300	27,922
*	URS Corp.	473,000	26,701
	Steelcase Inc.	1,445,062	25,982
	A.O. Smith Corp.	578,000	25,363
	The Manitowoc Co., Inc.	528,980	23,423
*	Gardner Denver Inc.	569,660	22,217
*	EMCOR Group, Inc.	638,800	20,033
	Cubic Corp.	460,132	19,404
*	Ceradyne, Inc.	240,100	18,185
	GATX Corp.	381,120	16,293
*	Hertz Global Holdings Inc.	681,909	15,493
	L-3 Communications
	Holdings, Inc.	149,400	15,260
	Lincoln Electric
	Holdings, Inc.	170,411	13,226
	Republic Services, Inc.
	Class A	375,763	12,291
*	AGCO Corp.	221,300	11,235
	Lennox International Inc.	328,300	11,097
*	Thomas & Betts Corp.	188,600	11,060
*	Genlyte Group, Inc.	163,016	10,475
	Kennametal, Inc.	117,600	9,876
*	Perini Corp.	174,300	9,749
*	Armstrong Worldwide Industries, Inc.	234,314	9,511
	Con-way, Inc.	204,743	9,418
	Acuity Brands, Inc.	182,600	9,218
*	Labor Ready, Inc.	485,700	8,990
	Herman Miller, Inc.	315,941	8,575
	Crane Co.	163,200	7,829
	Apogee Enterprises, Inc.	299,390	7,766
*	General Cable Corp.	112,500	7,551
*	Owens Corning Inc.	288,900	7,237
	Walter Industries, Inc.	236,900	6,373
*	Continental Airlines, Inc.Class B	172,500	5,698
	Robbins & Myers, Inc.	97,700	5,597
*	TransDigm Group, Inc.	120,900	5,526
*	Acco Brands Corp.	240,200	5,390
	Cascade Corp.	79,900	5,207
*	Consolidated Graphics, Inc.	77,400	4,860
*	United Stationers, Inc.	85,530	4,749
*	United Rentals, Inc.	131,900	4,243
	W.W. Grainger, Inc.	46,400	4,231
	Teleflex Inc.	53,800	4,192
*	Corrections Corp. of America	159,900	4,185
	Viad Corp.	111,350	4,009
	The Toro Co.	66,000	3,883
	McGrath RentCorp	115,213	3,830
	Triumph Group, Inc.	44,025	3,597
	Barnes Group, Inc.	109,300	3,489
	Ameron International Corp.	27,900	2,951
*	Astec Industries, Inc.	50,900	2,924
*	Spherion Corp.	342,600	2,830
*	Alliant Techsystems, Inc.	25,647	2,803
	Deluxe Corp.	65,600	2,417

16

			Market
			Value•
		Shares	($000)
*	Rush Enterprises, Inc.
	Class A	65,900	1,671
	TAL International Group, Inc.	65,400	1,640
*	Republic Airways
	Holdings Inc.	70,300	1,488
	Cintas Corp.	40,000	1,484
	Pacer International, Inc.	77,300	1,473
	Kelly Services, Inc. Class A	60,846	1,205
	American Railcar
	Industries, Inc.	54,300	1,196
	Rockwell Automation, Inc.	17,100	1,189
	Fluor Corp.	6,500	936
*	Accuride Corp.	65,900	798
*	GrafTech International Ltd.	44,100	787
	Bluelinx Holdings Inc.	105,700	744
	NACCO Industries, Inc.
	Class A	7,100	735
*	ExpressJet Holdings, Inc.	195,980	606
	Bowne & Co., Inc.	34,500	575
	Tredegar Corp.	25,700	443
*	DynCorp International Inc.
	Class A	17,300	400
*	Goodman Global, Inc.	15,070	360
*	Rush Enterprises, Inc.
	Class B	14,000	334
	Belden Inc.	6,100	286
	Wabtec Corp.	6,700	251
*	Amerco, Inc.	3,900	247
	Heartland Express, Inc.	13,600	194
	The Brink’s Co.	3,400	190
	Schawk, Inc.	8,000	181
	Kaman Corp. Class A	4,557	157
*	H&E Equipment Services, Inc.	3,607	65
	Horizon Lines Inc.	1,600	49
*	Kforce Inc.	3,700	48
	CDI Corp.	1,500	42
*	Old Dominion Freight Line, Inc.	1,700	41
	Arkansas Best Corp.	1,200	39
	Kaydon Corp.	700	36
			1,132,593
Information Technology (15.8%)
*	Activision, Inc.	3,386,500	73,115
*	ON Semiconductor Corp.	4,495,400	56,462
*	Computer Sciences Corp.	990,400	55,363
*	Novellus Systems, Inc.	1,948,500	53,116
*	Flextronics
	International Ltd.	4,602,100	51,451
*	Fiserv, Inc.	917,383	46,658
*	Anixter International Inc.	496,000	40,895
*	LAM Research Corp.	746,398	39,753
*	Avnet, Inc.	993,400	39,597
*	Amkor Technology, Inc.	3,376,651	38,899
*	SAVVIS, Inc.	986,479	38,256
*	CommScope, Inc.	646,400	32,475
*	MEMC Electronic
	Materials, Inc.	517,700	30,472

			Market
			Value•
		Shares	($000)
*	Arris Group Inc.	2,397,451	29,608
*	Lexmark International, Inc.	608,900	25,288
	Harris Corp.	414,266	23,940
*	Plexus Corp.	835,800	22,901
*	InterDigital, Inc.	1,057,567	21,976
*	Zoran Corp.	1,079,150	21,799
*	CSG Systems
	International, Inc.	1,002,578	21,305
*	j2 Global
	Communications, Inc.	635,467	20,799
*	Sybase, Inc.	830,185	19,202
*	Dolby Laboratories Inc.	525,400	18,294
	Technitrol, Inc.	665,600	17,938
*	Informatica Corp.	1,081,656	16,982
*	Cadence Design
	Systems, Inc.	743,400	16,496
*	International Rectifier Corp.	486,579	16,052
*	TIBCO Software Inc.	2,070,600	15,302
*	BMC Software, Inc.	488,536	15,257
	National
	Semiconductor Corp.	552,800	14,992
*	Vishay Intertechnology, Inc.	945,400	12,319
*	Coherent, Inc.	382,898	12,283
*	Synopsys, Inc.	417,570	11,308
*	Brocade Communications
	Systems, Inc.	1,278,943	10,948
*	Interwoven Inc.	768,566	10,937
	MTS Systems Corp.	260,926	10,855
*	Convergys Corp.	580,200	10,072
*	Mentor Graphics Corp.	665,287	10,046
*	CMGI Inc.	6,915,215	9,405
*	Vignette Corp.	462,407	9,281
*	Alliance Data Systems Corp.	119,800	9,277
*	JDA Software Group, Inc.	437,800	9,045
*	Fairchild Semiconductor
	International, Inc.	456,900	8,535
*	MicroStrategy Inc.	97,919	7,769
*	NVIDIA Corp.	212,250	7,692
*	Sykes Enterprises, Inc.	433,500	7,200
*	ManTech International Corp.	199,200	7,167
*	Teradyne, Inc.	493,900	6,816
*	ADC
	Telecommunications, Inc.	336,300	6,595
*	Arrow Electronics, Inc.	148,004	6,293
*	Smart Modular
	Technologies Inc.	868,600	6,210
*	Rofin-Sinar Technologies Inc.	87,102	6,115
*	RF Micro Devices, Inc.	883,426	5,945
*	Progress Software Corp.	193,524	5,864
*	MKS Instruments, Inc.	278,650	5,300
*	Advanced Energy
	Industries, Inc.	326,357	4,928
	United Online, Inc.	307,968	4,623
*	Unisys Corp.	595,700	3,944
	CTS Corp.	280,700	3,621
*	Mattson Technology, Inc.	417,220	3,609

17

			Market
			Value•
		Shares	($000)
*	Euronet Worldwide, Inc.	118,800	3,537
*	SRA International, Inc.	100,000	2,808
*	Cymer, Inc.	63,600	2,442
*	Ciber, Inc.	299,000	2,335
*	Checkpoint Systems, Inc.	87,800	2,317
	Total System Services, Inc.	81,300	2,259
*	Nuance
	Communications, Inc.	110,799	2,140
	Jack Henry & Associates Inc.	82,700	2,139
*	eSPEED, Inc. Class A	208,899	1,782
*	Brooks Automation, Inc.	123,000	1,751
*	Silicon Storage
	Technology, Inc.	508,753	1,638
*	NCR Corp.	32,700	1,628
*	WebMD Health Corp.
	Class A	30,851	1,607
*	Asyst Technologies, Inc.	273,291	1,446
*	Riverbed Technology, Inc.	35,100	1,418
*	SPSS, Inc.	34,400	1,415
*	Dycom Industries, Inc.	42,200	1,293
	Methode Electronics, Inc.
	Class A	79,900	1,202
*	THQ Inc.	35,500	887
	MasterCard, Inc. Class A	5,900	873
*	Skyworks Solutions, Inc.	92,100	833
*	Kulicke & Soffa Industries, Inc.	90,907	771
*	C-COR Inc.	52,800	607
*	Aspen Technologies, Inc.	40,900	586
*	Tyler Technologies, Inc.	43,400	579
*	MPS Group, Inc.	42,704	476
*	Manhattan Associates, Inc.	16,100	441
*	Verigy Ltd.	15,600	385
*	SAIC, Inc.	15,600	299
*	Ansoft Corp.	8,847	292
*	Newport Corp.	17,800	271
	AVX Corp.	12,200	196
*	Comtech
	Telecommunications Corp.	3,400	182
	Seagate Technology	6,200	159
*	Emulex Corp.	7,500	144
	Xilinx, Inc.	4,300	112
	Broadridge Financial
	Solutions LLC	5,800	110
*	IXYS Corp.	7,102	74
*	SonicWALL, Inc.	8,000	70
*	MICROS Systems, Inc.	1,000	65
*	AMIS Holdings Inc.	5,600	54
*	KEMET Corp.	6,900	51
	MoneyGram International, Inc.	2,100	47
*	Hewitt Associates, Inc.	1,300	46
*	Tech Data Corp.	1,000	40
*	Mastec Inc.	2,800	39
	Fidelity National Information
	Services, Inc.	700	31
			1,212,522

			Market
			Value•
		Shares	($000)
Materials (6.1%)
	Celanese Corp. Series A	1,933,300	75,360
	United States Steel Corp.	587,700	62,261
	Ball Corp.	887,100	47,682
*	AK Steel Holding Corp.	930,235	40,884
	Ashland, Inc.	572,800	34,488
	Texas Industries, Inc.	409,600	32,154
	Steel Dynamics, Inc.	624,064	29,144
	Eastman Chemical Co.	395,460	26,389
	Greif Inc. Class A	425,000	25,789
*	Pactiv Corp.	811,364	23,254
	RPM International, Inc.	916,000	21,938
*	OM Group, Inc.	328,700	17,359
*	Terra Industries, Inc.	254,000	7,940
	Quanex Corp.	144,400	6,784
	Cleveland-Cliffs Inc.	73,900	6,501
*	Owens-Illinois, Inc.	131,400	5,447
	Koppers Holdings, Inc.	111,200	4,293
*	Crown Holdings, Inc.	93,700	2,133
	Lubrizol Corp.	12,400	807
	Spartech Corp.	42,700	728
	Rock-Tenn Co.	14,900	431
	Metal Management, Inc.	6,800	369
	Kaiser Aluminum Corp.	4,100	289
	Silgan Holdings, Inc.	4,600	247
*	Buckeye Technology, Inc.	15,100	229
*	Headwaters Inc.	11,900	177
	Schnitzer Steel
	Industries, Inc. Class A	2,200	161
	CF Industries Holdings, Inc.	1,500	114
*	Century Aluminum Co.	1,100	58
			473,410
Telecommunication Services (2.0%)
	Telephone &
	Data Systems, Inc.	615,748	41,101
	Embarq Corp.	712,223	39,600
*	Cincinnati Bell Inc.	5,358,600	26,471
	Citizens
	Communications Co.	596,718	8,545
	USA Mobility, Inc.	499,865	8,433
	Alaska Communications
	Systems Holdings, Inc.	541,946	7,831
	CenturyTel, Inc.	164,600	7,608
	NTELOS Holdings Corp.	206,500	6,083
*	Qwest Communications
	International Inc.	461,000	4,223
*	U.S. Cellular Corp.	21,105	2,073
	Golden Telecom, Inc.	12,400	998
*	Centennial
	Communications Corp.
	Class A	43,890	444
			153,410

18

			Market
			Value•
		Shares	($000)
Utilities (5.0%)
*	Mirant Corp.	1,879,700	76,466
	Xcel Energy, Inc.	2,498,845	53,825
	CenterPoint Energy Inc.	2,259,449	36,219
	Energen Corp.	617,472	35,270
	PNM Resources Inc.	999,960	23,279
	Westar Energy, Inc.	913,400	22,433
	NiSource, Inc.	850,035	16,270
	Alliant Energy Corp.	414,856	15,897
	Portland General Electric Co.	483,100	13,430
	WGL Holdings Inc.	392,500	13,302
*	NRG Energy, Inc.	246,600	10,429
	Atmos Energy Corp.	338,201	9,578
	NSTAR	258,600	9,002
	Northwest Natural Gas Co.	174,000	7,952
	ALLETE, Inc.	175,635	7,861
*	El Paso Electric Co.	254,000	5,875
	Northeast Utilities	183,200	5,234
	Pepco Holdings, Inc.	141,000	3,818
	The Laclede Group, Inc.	113,600	3,667
	Nicor Inc.	79,700	3,419
	OGE Energy Corp.	99,000	3,277
	Black Hills Corp.	78,100	3,204
	TECO Energy, Inc.	189,125	3,107
	Southwest Gas Corp.	58,640	1,659
	Southern Union Co.	22,900	712
	Vectren Corp.	1,300	35
			385,220
Total Common Stocks
(Cost $6,872,814)			7,680,816
Temporary Cash Investments (1.5%)[1]
Money Market Funds (1.5%)
2	Vanguard Market
	Liquidity Fund, 5.153%	3,649,490	3,649
2	Vanguard Market
	Liquidity Fund,
	5.153%—Note E	111,004,706	111,005
			114,654

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Agency Obligation (0.0%)
3 Federal National Mortgage Assn.
4 5.204%, 10/3/07	3,000	2,999
Total Temporary Cash Investments
(Cost $117,653)		117,653
Total Investments (101.3%)
(Cost $6,990,467)		7,798,469
Other Assets and Liabilities (–1.3%)
Other Assets—Note B		104,112
Liabilities—Note E		(203,653)
		(99,541)
Net Assets (100%)
Applicable to 308,666,524 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		7,698,928
Net Asset Value Per Share		$24.94

At September 30, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	6,184,290	$20.04
Undistributed Net
Investment Income	41,285.13
Accumulated Net
Realized Gains	665,036	2.15
Unrealized Appreciation
Investment Securities	808,002	2.62
Futures Contracts	315	—
Net Assets	7,698,928	$24.94

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.3%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $2,999,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

19

Statement of Operations

Year Ended
September 30, 2007
($000)
Investment Income
Income
Dividends	96,237
Interest[1]	1,434
Security Lending	3,700
Total Income	101,371
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,962
Management and Administrative	18,462
Marketing and Distribution	1,944
Custodian Fees	140
Auditing Fees	23
Shareholders’ Reports	157
Trustees’ Fees and Expenses	11
Total Expenses	22,699
Net Investment Income	78,672
Realized Net Gain (Loss)
Investment Securities Sold	752,589
Futures Contracts	3,140
Realized Net Gain (Loss)	755,729
Change in Unrealized Appreciation (Depreciation)
Investment Securities	70,863
Futures Contracts	298
Change in Unrealized Appreciation (Depreciation)	71,161
Net Increase (Decrease) in Net Assets Resulting from Operations	905,562

1 Interest income from an affiliated company of the fund was $1,307,000.

20

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	78,672	74,818
Realized Net Gain (Loss)	755,729	331,726
Change in Unrealized Appreciation (Depreciation)	71,161	(51,941)
Net Increase (Decrease) in Net Assets Resulting from Operations	905,562	354,603
Distributions
Net Investment Income	(74,998)	(49,617)
Realized Capital Gain[1]	(282,684)	(340,229)
Total Distributions	(357,682)	(389,846)
Capital Share Transactions—Note F
Issued	1,437,921	2,273,341
Issued in Lieu of Cash Distributions	338,749	365,856
Redeemed	(1,380,667)	(1,031,900)
Net Increase (Decrease) from Capital Share Transactions	396,003	1,607,297
Total Increase (Decrease)	943,883	1,572,054
Net Assets
Beginning of Period	6,755,045	5,182,991
End of Period[2]	7,698,928	6,755,045

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $28,845,000 and $92,145,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $41,285,000 and $45,366,000.

21

Financial Highlights

		Year Ended		Nov. 1,
For a Share Outstanding		September 30,		2003, to	October 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002
Net Asset Value, Beginning of Period	$23.07	$23.28	$19.70	$17.85	$13.01	$13.68
Investment Operations
Net Investment Income	.27	.27	.19	.13	.13	.14
Net Realized and Unrealized Gain (Loss)
on Investments	2.84	1.17	4.49	1.85	4.84	(.67)
Total from Investment Operations	3.11	1.44	4.68	1.98	4.97	(.53)
Distributions
Dividends from Net Investment Income	(.26)	(.21)	(.14)	(.13)	(.13)	(.14)
Distributions from Realized Capital Gains	(.98)	(1.44)	(.96)	—	—	—
Total Distributions	(1.24)	(1.65)	(1.10)	(.13)	(.13)	(.14)
Net Asset Value, End of Period	$24.94	$23.07	$23.28	$19.70	$17.85	$13.01

Total Return[2]	13.76%	6.49%	24.32%	11.14%	38.55%	–4.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,699	$6,755	$5,183	$2,953	$1,714	$876
Ratio of Total Expenses to
Average Net Assets	0.30%	0.35%	0.40%	0.45%*	0.50%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.03%	1.18%	0.99%	0.83%*	1.04%	0.94%
Portfolio Turnover Rate	75%	80%	75%	66%	100%	73%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $664,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,755,000 from undistributed net investment income, and $74,018,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2007, the fund had $130,349,000 of ordinary income and $580,698,000 of long-term capital gains available for distribution.

At September 30, 2007, the cost of investment securities for tax purposes was $6,990,467,000. Net unrealized appreciation of investment securities for tax purposes was $808,002,000, consisting of unrealized gains of $1,168,250,000 on securities that had risen in value since their purchase and $360,248,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	31	11,920	311
E-mini S&P 500 Index	57	4,384	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended September 30, 2007, the fund purchased $5,740,874,000 of investment securities and sold $5,629,120,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at September 30, 2007, was $106,138,000, for which the fund received cash collateral of $111,005,000.

24

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	57,380	98,757
Issued in Lieu of Cash Distributions	14,281	16,547
Redeemed	(55,822)	(45,160)
Net Increase (Decrease) in Shares Outstanding	15,839	70,144

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $317,109,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $73,385,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 41.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund[1]
Periods Ended September 30, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.76%	19.14%	9.74%
Returns After Taxes on Distributions	12.81	18.27	8.22
Returns After Taxes on Distributions and Sale of Fund Shares	9.90	16.64	7.69

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,006.05	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
148 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
148 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
148 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
148 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
148 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
148 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
148 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
148 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112007

Vanguard

Vanguard® Capital Opportunity Fund Annual Report

September 30, 2007

>  Vanguard Capital Opportunity Fund returned more than 24% for its fiscal year, outpacing its market benchmark and peer-group average.

>  The fund benefited from strong performances in the technology sector and from the high returns of select materials and energy stocks.

>  Health care stocks delivered solid double-digit returns, but were nevertheless a relative weak spot.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Capital Opportunity Fund
Investor Shares	VHCOX	24.3%
AdmiralTM Shares[1]	VHCAX	24.4
Russell Midcap Growth Index		21.2
Average Multi-Cap Growth Fund[2]		22.9

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$36.11	$42.70	$0.070	$1.857
Admiral Shares	83.49	98.71	0.238	4.290

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended September 30, 2007, Vanguard Capital Opportunity Fund returned more than 24%, outpacing its benchmark, the Russell Midcap Growth Index, and the average return of multi-cap growth funds. The fund’s return was also superior to the performance of the broad U.S. stock market.

The fund’s strong performance reflected outsized returns from an interesting mix of holdings. Information technology stocks, the fund’s largest commitment and a longtime focus of advisor PRIMECAP Management Company, returned more than 30%. At the other end of the industrial production chain, energy and materials stocks also earned strong returns for the fund; these sectors benefited from high prices for oil, fertilizer, and the economy’s other basic building blocks.

If you own the Capital Opportunity Fund in a taxable account, see page 25 for a report on the fund’s after-tax returns for the 12 months ended September 30. Please note that our preliminary estimates suggest that the fund will distribute capital gains of roughly $3.30 per share for Investor Shares and $7.65 per share for Admiral Shares in December 2007. As of September 30, the fund remained closed to most new investors. Existing accounts may contribute up to $25,000 per year. (The fund closure and contribution limits do not apply to Flagship members.)

Strong returns for U.S. stocks; even better for markets abroad

U.S. stocks produced excellent returns for the fiscal year. The gains came despite a midsummer shakeup brought on by problems in the subprime mortgage-loan market. Financials stocks—which represent a sizable share of the U.S. market’s value—were hardest hit, as investment banking and consumer lending businesses throttled back.

The broad U.S. equity market returned 17.1% for the year. Returns from large-capitalization stocks outpaced those of small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. As investors took account of risk, they seemed to exhibit a preference for large-cap growth stocks, which seem better positioned to thrive in a period of economic uncertainty.

Although not immune from the effects of the turmoil in U.S. credit markets, international stocks handily surpassed the returns of domestic stocks over the 12 months. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

The bond market was shaken, but regained ground in the end

Turmoil in the corporate bond and subprime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’ prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

2

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.9%	13.8%	16.0%
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5
MSCI All Country World Index ex USA (International)	31.1	26.5	26.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Tech stocks took the stage with an unlikely supporting cast

Over the past few years, Vanguard Capital Opportunity Fund has established sizable stakes in technology and health care stocks. At the end of the period, these broad categories accounted for almost 65% of fund assets.

During the past 12 months, tech stocks helped power your fund to a peer-group and benchmark-beating return of more than 24%. The most notable holding was Research In Motion—maker of the ubiquitous BlackBerry—representing almost 6% of fund assets. The stock returned 188% during the past 12 months.

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Capital Opportunity Fund	0.45%	0.37%	1.49%

1  Fund expense ratios reflect the 12 months ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

3

Health care stocks, the fund’s other major position, were less successful on a relative basis. Although these holdings generated a very respectable 14.7% return, the gain fell short of the returns available more generally among health care stocks. Those in the Russell Midcap Growth Index, for example, returned 19%. Weak spots included pharmaceuticals companies, many of which have struggled with regulatory and product-development challenges.

The relative weakness in health care was more than offset by the exceptionally strong returns of the fund’s energy and materials stocks. At first glance, these sectors might seem odd complements to the fund’s high-tech tilt, but labels rarely provide meaningful insight to the advisor’s approach. The advisor relies on exhaustive research to identify stocks with long-term growth prospects unrecognized by the market—often found at the economy’s cutting edge, but not exclusively. In materials, the fund earned an exceptional return from its sizable position in Monsanto, which has invested heavily in research and development to produce high-value-added seeds and fertilizer. Monsanto has benefited from soaring grain and agricultural prices. Among energy stocks, the story was simply the continued boom in energy prices.

Total Returns
Ten Years Ended September 30, 2007
Average
Annual Return
Capital Opportunity Fund Investor Shares	16.7%
Russell Midcap Growth Index	7.5
Average Multi-Cap Growth Fund[1]	5.9

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

4

Don’t let exceptional performance give rise to unreasonable expectations

Over the past ten years, Vanguard Capital Opportunity Fund has relied on its wide-ranging search for growth to produce an exceptional annualized return of 16.7%, more than twice the return of its benchmark index for the period and a full 10.8 percentage points better than the peer group’s average annual return. An initial investment of $25,000 in Vanguard Capital Opportunity Fund would have compounded to more than $116,000 in wealth. At the peer group’s average rate of return, the same $25,000 investment would have compounded to just $44,541.

It would be unreasonable to expect such margins of superiority to persist. Even the best investment managers go through periods of weakness. But we remain confident that, over time, the advisor’s strategy will prove a formula for success. And in both good times and bad, the fund’s modest expense ratio will help investors maximize their share of the fund’s returns.

Uncertainty is par for the course

After several years of unusual calm, the financial markets experienced a jolt in the last three months of your fund’s fiscal year. Stock market volatility increased sharply, and several other long-established trends seemed to shift into reverse. The changes were dramatic, but a long-term perspective suggests that these occasional—and unpredictable—dislocations are an enduring feature of the financial markets.

A prudent response to uncertainty is diversification both within and across asset classes, which is why we counsel investors to hold a broadly diversified portfolio of stocks and fixed income investments in proportions consistent with their goals, risk tolerance, and time horizon. Vanguard Capital Opportunity Fund can play a valuable role in such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 16, 2007

5

Advisor’s Report

During the past 12 months, the Investor and Admiral Shares of Vanguard Capital Opportunity Fund returned 24.3% and 24.4%, respectively, outpacing the 21.2% return of the Russell Midcap Growth Index and multi-capitalization growth funds’ average return of 22.9%.

Investment environment

In recent years, investors have favored stocks with high relative free cash flow and dividend yields and disfavored stocks that, in our view, offered compelling growth prospects—a theme that we’ve explored in several of our recent shareholder letters. These dynamics had pushed the valuation differential between growth and value stocks toward historical lows, even as growth-oriented companies increased earnings at an impressive clip.

This multiyear trend began to reverse in fiscal 2007, providing a more favorable environment for growth stocks and the Capital Opportunity Fund. For the past 12 months, the Russell Midcap Growth Index was up 21.22%, versus the Russell Midcap Value Index’s total return of 13.75%. The fund benefited significantly from its large weighting in technology stocks. (The performance of our health care stocks was mixed.) Despite the recent uptick, many traditional growth stocks still trade at small premiums or, in many cases, discounts to traditional value stocks. Even if this valuation anomaly were to persist, we would expect growth companies to outperform the broad market by virtue of their superior earnings growth. If growth stocks’ recent valuation compression continues to reverse and the historical premium awarded to earnings growth begins to return, it could provide a favorable tailwind for some of the major positions in our portfolio, most notably technology and health care stocks.

Our successes

The fund’s most significant contributor, and its largest holding, was Research In Motion. The stock returned 188% for the full 12 months, benefiting from strong sales of its wireless e-mail devices and technologies. NVIDIA was another important contributor, gaining 84% as its graphics chips have continued to gain acceptance in a number of markets.

Outside the technology arena, materials and energy stocks were excellent performers. Monsanto, which develops high-yielding genetically modified seeds and fertilizers, returned 84% over the full 12 months. Dietary changes in the developing world such as increased beef consumption are pushing demand for—and the prices of—grain, corn, and other feedstocks to record levels. Relatively little new land is being cleared for agriculture, which puts a premium on the value of fertilizers and seeds that can increase the yields of existing farmland.

Our shortfalls

The portfolio’s significant detractors included Micron Technology and Motorola. Micron and Motorola have crafted sensible business strategies in their respective markets for memory chips and cell phones, but both companies have struggled to execute their plans. The missteps have weighed heavily on their stock prices.

Outlook

Although our health care stocks turned in mixed results, we remain optimistic about the sector, particularly pharmaceuticals. The major pharmaceutical companies boast above-average long-term growth prospects, as the emergence of a global middle class produces significant demand for pharmaceuticals. The companies maintain enviable balance sheets, and their relative valuations are at historic lows. Biotech companies should experience even faster growth as they capitalize on advances in the scientific community’s understanding of the genome to develop new therapies.

We also expect both groups of companies to benefit from a dramatic increase in pharmaceutical use by the aging baby-boom generation. People over age 65 are consuming an increasing amount of prescription drugs per capita, and this area of consumption is relatively insensitive to the economic cycle.

6

Our tech stocks also seem positioned to benefit from rising wealth around the world. China’s and India’s enormous populations are accelerating their adoption of the latest technologies, which bodes well for semiconductor and equipment manufacturers. One of our larger holdings is ASML Holding, which is poised to take advantage of these trends. As advanced electronics become increasingly important components of even the most mundane devices—including toasters and telephones—chipmakers and their suppliers are moving into new markets.

We remain pessimistic about most financials companies. The recent problems in the subprime mortgage market are likely just the beginning of consequences for loose lending standards, in our view. Risky loans are routinely packaged into collateralized debt obligations (CDOs), which are in turn often repackaged into additional CDOs (called CDO-squared); the underlying credit risk has been sliced, diced, and often redistributed in highly concentrated forms. The proliferation of these products makes it difficult to pinpoint precisely where the risk ultimately resides, though we believe the publicly traded financial firms continue to retain some of this risk, often in new and less understood forms. Reflecting this view, we have minimal exposure to banks and the financial sector overall.

In closing, we would like to thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Theo A. Kolokotrones		Howard B. Schow
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager
Joel P. Fried		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company, LLP

October 16, 2007

7

Fund Profile

As of September 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	121	555	4,887
Median Market Cap	$15.7B	$8.5B	$36.1B
Price/Earnings Ratio	27.5x	23.4x	18.1x
Price/Book Ratio	3.3x	4.2x	2.8x
Yield		0.8%	1.7%
Investor Shares	0.3%
Admiral Shares	0.4%
Return on Equity	13.3%	18.6%	18.8%
Earnings Growth Rate	25.7%	25.7%	21.6%
Foreign Holdings	12.9%	0.0%	0.0%
Turnover Rate	14%	—	—
Expense Ratio		—	—
Investor Shares	0.45%
Admiral Shares	0.37%
Short-Term Reserves	5.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12.9%	18.5%	10.4%
Consumer Staples	0.2	4.2	8.2
Energy	7.2	11.1	11.2
Financials	1.3	7.8	20.0
Health Care	17.9	12.5	11.6
Industrials	7.5	15.6	11.8
Information Technology	45.9	20.0	16.0
Materials	5.1	4.7	3.7
Telecommunication
Services	2.0	2.6	3.5
Utilities	0.0	3.0	3.6

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.81	0.74
Beta	0.99	1.26

8

Ten Largest Holdings[4] (% of total net assets)

Research In Motion Ltd.	communications
	equipment	5.4%
NVIDIA Corp.	semiconductors	4.5
Monsanto Co.	fertilizers and
	agricultural
	chemicals	4.0
ASML Holding NV	semiconductor
(New York)	equipment	3.4
Biogen Idec Inc.	biotechnology	2.9
FedEx Corp.	air freight and
	logistics	2.9
Corning, Inc.	communications
	equipment	2.9
Applera Corp.–Applied	life sciences tools
Biosystems Group	and services	2.5
Symantec Corp.	systems software	2.2
DIRECTV Group, Inc.	broadcasting and
	cable television	2.0
Top Ten		32.7%

Investment Focus

1  Russell Midcap Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1997–September 30, 2007

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2007			of a $25,000
	One Year	Five Years	Ten Years	Investment
Capital Opportunity Fund Investor Shares[1,2]	24.35%	24.78%	16.65%	$116,667
Dow Jones Wilshire 5000 Index	17.08	16.53	6.85	48,498
Russell Midcap Growth Index	21.22	20.39	7.47	51,392
Average Multi-Cap Growth Fund[3]	22.92	16.44	5.95	44,541

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Capital Opportunity Fund Admiral Shares[1]	24.43%	24.88%	13.64%	$212,155
Dow Jones Wilshire 5000 Index	17.08	16.53	8.82	164,440
Russell Midcap Growth Index	21.22	20.39	10.68	181,607

1  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Derived from data provided by Lipper Inc.

4  Performance for the fund and its comparative standards is calculated since the fund's inception: November 12, 2001.

10

Fiscal-Year Total Returns (%): September 30, 1997–September 30, 2007

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)
Consumer Discretionary (12.3%)
*	DIRECTV Group, Inc.	8,222,335	199,638
	TJX Cos., Inc.	5,167,400	150,216
	Men's Wearhouse, Inc.	2,496,632	126,130
	Nordstrom, Inc.	2,500,000	117,225
*	Bed Bath & Beyond, Inc.	2,830,900	96,590
	Whirlpool Corp.	1,000,000	89,100
*	CarMax, Inc.	4,194,600	85,276
*[1]	The Dress Barn, Inc.	4,918,000	83,655
*	Quiksilver, Inc.	5,821,500	83,247
	Best Buy Co., Inc.	952,500	43,834
	Lowe’s Cos., Inc.	1,411,400	39,547
*	99 Cents Only Stores	2,400,000	24,648
*	Chico's FAS, Inc.	1,501,000	21,089
*	O’Reilly Automotive, Inc.	627,000	20,948
	Gentex Corp.	900,000	19,296
	Abercrombie & Fitch Co.	200,000	16,140
[1]	Strattec Security Corp.	220,000	10,221
*	Expedia, Inc.	300,000	9,564
*	DreamWorks
	Animation SKG, Inc.	282,000	9,424
*	Amazon.com, Inc.	18,200	1,695
	E.W. Scripps Co. Class A	30,000	1,260
			1,248,743
Consumer Staples (0.1%)
*	Cott Corp.	1,870,000	14,904

Energy (6.9%)
	Murphy Oil Corp.	2,600,000	181,714
	ConocoPhillips Co.	1,750,000	153,598
*	National Oilwell Varco Inc.	602,700	87,090
	Arch Coal, Inc.	2,511,000	84,721
	Noble Energy, Inc.	1,200,000	84,048
	Pogo Producing Co.	1,200,000	63,732
*	Exterran Holdings, Inc.	442,325	35,536
*	Pride International, Inc.	242,000	8,845
			699,284
	Financials(1.2%)

12

			Market
			Value•
		Shares	($000)
	MBIA, Inc.	562,500	34,341
	Capital One Financial Corp.	345,500	22,952
^	IndyMac Bancorp, Inc.	940,000	22,193
	The Chubb Corp.	390,000	20,920
	TCF Financial Corp.	330,000	8,639
	East West Bancorp, Inc.	230,000	8,271
	SLM Corp.	50,000	2,484
*	MF Global Ltd.	62,500	1,813
	Nymex Holdings Inc.	300	39
			121,652
Health Care (17.0%)
*	Biogen Idec Inc.	4,500,000	298,485
	Applera Corp.–Applied
	Biosystems Group	7,298,400	252,817
	Novartis AG ADR	3,556,500	195,465
	Medtronic, Inc.	3,436,100	193,830
	Eli Lilly & Co.	2,522,900	143,629
	Roche Holdings AG	725,000	131,277
*	BioMarin
	Pharmaceutical Inc.	4,670,500	116,295
*	Boston Scientific Corp.	7,257,700	101,245
*	Amgen, Inc.	1,725,000	97,583
*	Affymetrix, Inc.	3,105,500	78,787
*	Millipore Corp.	1,011,500	76,672
*	Sepracor Inc.	550,000	15,125
*	Edwards Lifesciences Corp.	300,000	14,793
*^	Dendreon Corp.	1,525,000	11,727
*^	Pharmacyclics, Inc.	740,500	1,703
*	Waters Corp.	2,000	134
			1,729,567
Industrials (7.1%)
	FedEx Corp.	2,806,200	293,949
*[1]	Thomas & Betts Corp.	3,311,100	194,163
	Pall Corp.	2,066,500	80,387
*^	AMR Corp.	3,050,000	67,985
*^	JetBlue Airways Corp.	3,241,050	29,882
Avery Dennison Corp.		390,500	22,266
Union Pacific Corp.		125,000	14,133
Chicago Bridge & Iron Co. N.V.		225,000	9,689
Southwest Airlines Co.		481,300	7,123
Fluor Corp.		19,100	2,750
*	Monster Worldwide Inc.	77,250	2,631
*	US Airways Group Inc.	59,300	1,557
*	UAL Corp.	3,950	184
			726,699
Information Technology (43.7%)
Communications Equipment (11.8%)
*	Research In Motion Ltd.	5,578,500	549,761
Corning, Inc.		11,820,200	291,368
*	Comverse Technology, Inc.	4,860,000	96,228
Motorola, Inc.		4,500,000	83,385

13

			Market
			Value•
		Shares	($000)
*	Avocent Corp.	2,484,500	72,349
*	Nortel Networks Corp.	2,323,500	39,453
	Plantronics, Inc.	1,150,000	32,833
*	Ciena Corp.	607,142	23,120
	QUALCOMM Inc.	200,000	8,452

	Computers & Peripherals (2.8%)
*[1]	Emulex Corp.	4,569,400	87,595
	Hewlett-Packard Co.	1,200,000	59,748
*	Brocade Communications
	Systems, Inc.	6,485,000	55,512
*[1]	^Avid Technology, Inc.	2,037,500	55,176
*	EMC Corp.	1,375,000	28,600

	Electronic Equipment & Instruments (1.8%)
*	Trimble Navigation Ltd.	2,900,000	113,709
	Tektronix, Inc.	2,000,000	55,480
*	Coherent, Inc.	500,000	16,040

	Internet Software & Services (4.0%)
*	eBay Inc.	3,600,000	140,472
*	VeriSign, Inc.	3,415,000	115,222
*	Google Inc.	142,650	80,921
*	Yahoo! Inc.	2,174,600	58,366
*	Akamai Technologies, Inc.	403,900	11,604

	IT Services (0.0%)
	Satyam Computer
	Services Ltd. ADR	12,500	324

	Semiconductors &
	Semiconductor Equipment (15.4%)
*	NVIDIA Corp.	12,658,350	458,739
*	ASML Holding NV
	(New York)	10,514,400	345,503
	Altera Corp.	6,060,000	145,925
*[1]	FormFactor Inc.	3,250,500	144,225
	Intersil Corp.	3,705,000	123,858
*	Micron Technology, Inc.	10,350,000	114,885
*[1]	Rambus Inc.	5,205,000	99,468
	Texas Instruments, Inc.	1,900,000	69,521
*	Cymer, Inc.	730,000	28,025
*	Entegris Inc.	2,019,231	17,527
*	FEI Co.	275,000	8,643
	Intel Corp.	235,000	6,077
	Xilinx, Inc.	145,000	3,790
*	Cree, Inc.	10,000	311

	Software (7.9%)

14

			Market
			Value•
		Shares	($000)
*	Symantec Corp.	11,530,500	223,461
	Microsoft Corp.	3,850,000	113,421
*	NAVTEQ Corp.	1,370,000	106,819
*	Autodesk, Inc.	1,505,000	75,205
*	Citrix Systems, Inc.	1,750,000	70,560
*	Adobe Systems, Inc.	1,558,000	68,022
*	Macrovision Corp.	2,055,000	50,615
*	THQ Inc.	1,946,200	48,616
*[1]	The Descartes Systems
	Group Inc.	4,645,000	21,924
*	Intuit, Inc.	470,000	14,241
*	McAfee Inc.	200,000	6,974
*	Nuance
	Communications, Inc.	320,000	6,179
			4,448,252
Materials (4.8%)
	Monsanto Co.	4,773,968	409,320
[1]	Minerals Technologies, Inc.	1,226,551	82,179
			491,499
Telecommunication Services (2.0%)
	Sprint Nextel Corp.	7,252,700	137,801
*	NeuStar, Inc. Class A	1,766,700	60,580
			198,381
Total Common Stocks
(Cost $5,677,219)			9,678,981
Temporary Cash Investments (5.4%)
[2]	Vanguard Market Liquidity
	Fund, 5.153%	482,842,786	482,843
[2]	Vanguard Market Liquidity
	Fund, 5.153%—Note F	63,576,800	63,577
Total Temporary Cash Investments
(Cost $546,420)			546,420
Total Investments (100.5%)
(Cost $6,223,639)			10,225,401
Other Assets and Liabilities—Net (–0.5%)			(50,338)
Net Assets (100%)			10,175,063

15

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	10,225,401
Receivables for Investment
Securities Sold	31,466
Receivables for Capital Shares Issued	18,269
Other Assets—Note C	4,317
Total Assets	10,279,453
Liabilities
Security Lending Collateral
Payable to Brokers—Note F	63,577
Payable for Investment
Securities Purchased	16,754
Payable for Capital Shares Redeemed	4,217
Other Liabilities	19,842
Total Liabilities	104,390
Net Assets	10,175,063

16

At September 30, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	5,378,039
Undistributed Net Investment Income	4,625
Accumulated Net Realized Gains	790,626
Unrealized Appreciation
Investment Securities	4,001,762
Foreign Currencies	11
Net Assets	10,175,063

Investor Shares—Net Assets
Applicable to 126,822,862 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,415,108
Net Asset Value Per Share—
Investor Shares	$42.70

Admiral Shares—Net Assets
Applicable to 48,222,738 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,759,955
Net Asset Value Per Share—
Admiral Shares	$98.71

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note H in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

17

Statement of Operations

Year Ended
September 30, 2007
($000)
Investment Income
Income
Dividends[1,2]	44,110
Interest[2]	14,231
Security Lending	1,195
Total Income	59,536
Expenses
Investment Advisory Fees—Note B	24,345
The Vanguard Group—Note C
Management and Administrative
Investor Shares	8,804
Admiral Shares	3,843
Marketing and Distribution
Investor Shares	793
Admiral Shares	629
Custodian Fees	148
Auditing Fees	21
Shareholders’ Reports
Investor Shares	118
Admiral Shares	27
Trustees’ Fees and Expenses	12
Total Expenses	38,740
Net Investment Income	20,796
Realized Net Gain (Loss)
Investment Securities Sold[2]	895,666
Foreign Currencies	24
Realized Net Gain (Loss)	895,690
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,136,595
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	1,136,597
Net Increase (Decrease) in Net Assets Resulting from Operations	2,053,083

1  Dividends are net of foreign withholding taxes of $781,000.

2  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,211,000, $14,229,000, and $112,474,000, respectively.

18

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,796	16,648
Realized Net Gain (Loss)	895,690	457,492
Change in Unrealized Appreciation (Depreciation)	1,136,597	643,108
Net Increase (Decrease) in Net Assets Resulting from Operations	2,053,083	1,117,248
Distributions
Net Investment Income
Investor Shares	(9,611)	(8,621)
Admiral Shares	(10,882)	(7,418)
Realized Capital Gain[1]
Investor Shares	(254,953)	(35,894)
Admiral Shares	(196,140)	(22,044)
Total Distributions	(471,586)	(73,977)
Capital Share Transactions—Note G
Investor Shares	(500,766)	(815,293)
Admiral Shares	293,890	337,555
Net Increase (Decrease) from Capital Share Transactions	(206,876)	(477,738)
Total Increase (Decrease)	1,374,621	565,533
Net Assets
Beginning of Period	8,800,442	8,234,909
End of Period[2]	10,175,063	8,800,442

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $7,045,000 and $32,891,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $4,625,000 and $5,128,000.

19

Financial Highlights

Investor Shares

				Nov. 1,
	Year Ended			2003, to	Year Ended
For a Share Outstanding	September 30,			Sept. 30,	October 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002
Net Asset Value, Beginning of Period	$36.11	$31.92	$27.24	$24.28	$16.54	$20.73
Investment Operations
Net Investment Income	.070	.053	.090[2]	.017	.009	.01
Net Realized and Unrealized Gain (Loss)
on Investments[3]	8.447	4.421	4.731	2.956	7.744	(4.13)
Total from Investment Operations	8.517	4.474	4.821	2.973	7.753	(4.12)
Distributions
Dividends from Net Investment Income	(.070)	(.055)	(.070)	(.013)	(.013)	(.07)
Distributions from Realized Capital Gains	(1.857)	(.229)	(.071)	—	—	—
Total Distributions	(1.927)	(.284)	(.141)	(.013)	(.013)	(.07)
Net Asset Value, End of Period	$42.70	$36.11	$31.92	$27.24	$24.28	$16.54

Total Return[4]	24.35%	14.10%	17.72%	12.25%	46.91%	–19.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,415	$5,051	$5,231	$6,199	$5,120	$3,181
Ratio of Total Expenses to
Average Net Assets	0.45%	0.49%	0.51%	0.52%*	0.59%	0.58%
Ratio of Net Investment Income to
Average Net Assets	0.18%	0.15%	0.33%[2]	0.06%*	0.04%	0.07%
Portfolio Turnover Rate	14%	11%	12%	10%	14%	14%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3  Includes increases from redemption fees of $.00, $.00, $.01, $.01, $.01, and $.03.

4  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or the account service fee that may be applicable to certain accounts with balances below $10,000.

*  Annualized.

20

Admiral Shares

				Nov. 1,	Year,	Nov. 12,
	Year Ended			2003, to	Ended	2001[2] to
For a Share Outstanding	September 30,			Sept. 30,	Oct. 31,	Oct. 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002
Net Asset Value, Beginning of Period	$83.49	$73.77	$62.96	$56.11	$38.22	$50.00
Investment Operations
Net Investment Income	.240	.198	.291[3]	.096	.062	.07
Net Realized and Unrealized Gain (Loss)
on Investments[4]	19.508	10.229	10.911	6.828	17.894	(11.68)
Total from Investment Operations	19.748	10.427	11.202	6.924	17.956	(11.61)
Distributions
Dividends from Net Investment Income	(.238)	(.178)	(.228)	(.074)	(.066)	(.17)
Distributions from Realized Capital Gains	(4.290)	(.529)	(.164)	—	—	—
Total Distributions	(4.528)	(.707)	(.392)	(.074)	(.066)	(.17)
Net Asset Value, End of Period	$98.71	$83.49	$73.77	$62.96	$56.11	$38.22

Total Return[5]	24.43%	14.23%	17.82%	12.36%	47.05%	–23.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,760	$3,750	$3,004	$1,337	$840	$395
Ratio of Total Expenses to
Average Net Assets	0.37%	0.40%	0.42%	0.41%*	0.49%	0.50%*
Ratio of Net Investment Income to
Average Net Assets	0.26%	0.24%	0.38%[3]	0.17%*	0.14%	0.17%*
Portfolio Turnover Rate	14%	11%	12%	10%	14%	14%

1  The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2  Inception.

3  Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4  Includes increases from redemption fees of $.00, $.00, $.01, $.03, $.03, and $.07.

5  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

22

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2007, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $836,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.84% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $830,000 from undistributed net investment income, and $33,079,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2007, the fund had $40,023,000 of ordinary income and $767,837,000 of long-term capital gains available for distribution.

During the year ended September 30, 2007, the fund realized net foreign currency gains of $24,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At September 30, 2007, the cost of investment securities for tax purposes was $6,223,639,000. Net unrealized appreciation of investment securities for tax purposes was $4,001,762,000, consisting of unrealized gains of $4,387,874,000 on securities that had risen in value since their purchase and $386,112,000 in unrealized losses on securities that had fallen in value since their purchase.

23

E. During the year ended September 30, 2007, the fund purchased $1,232,611,000 of investment securities and sold $2,192,325,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at September 30, 2007, was $60,247,000, for which the fund received cash collateral of $63,577,000.

G. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	353,165	9,164	331,413	9,663
Issued in Lieu of Cash Distributions	249,615	6,678	42,032	1,273
Redeemed[1]	(1,103,546)	(28,870)	(1,188,738)	(34,982)
Net Increase (Decrease)—Investor Shares	(500,766)	(13,028)	(815,293)	(24,046)
Admiral Shares
Issued	623,496	6,994	743,335	9,382
Issued in Lieu of Cash Distributions	189,279	2,192	26,959	353
Redeemed[1]	(518,885)	(5,875)	(432,739)	(5,543)
Net Increase (Decrease)—Admiral Shares	293,890	3,311	337,555	4,192

1  Net of redemption fees of $430,000 and $1,595,000 (fund totals).

24

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the year ended September 30, 2007, in securities of these companies were as follows:

		Current-Period Transactions
	Sept. 30, 2006		Proceeds from		Sept. 30, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Avid Technology, Inc.	n/a1	1,843	—	—	55,176
BioMarin Pharmaceutical Inc.	66,461	—	—	—	n/a2
The Descartes Systems Group Inc.	18,208	—	—	—	21,924
The Dress Barn, Inc.	96,008	10,214	—	—	83,655
Emulex Corp.	82,753	264	—	—	87,595
FormFactor Inc.	n/a1	108,804	—	—	144,225
Macrovision Corp.	84,879	—	40,037	—	n/a2
Men's Wearhouse Inc.	132,676	—	51,413	652	n/a2
Minerals Technologies, Inc.	83,304	—	21,983	306	82,179
Rambus Inc.	90,775	—	—	—	99,468
Strattec Security Corp.	8,419	—	—	253	10,221
Thomas & Betts Corp.	179,547	—	25,878	—	194,163
THQ Inc.	143,371	—	98,251	—	n/a2
	986,401			1,211	778,606

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

1  At September 30, 2006, the issuer was not an affiliated company of the fund.

2  At September 30, 2007, the security was still held but the issuer was no longer an affiliated company of the fund.

25

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets, including the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $476,243,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $27,537,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares[1]
Periods Ended September 30, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.35%	24.78%	16.65%
Returns After Taxes on Distributions	23.43	24.53	15.85
Returns After Taxes on Distributions and Sale of Fund Shares	16.82	22.09	14.61

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000; nor do they include the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,171.15	$2.29
Admiral Shares	1,000.00	1,171.49	1.91
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$2.13
Admiral Shares	1,000.00	1,023.31	1.78

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. The guidelines are also
fund only if preceded or accompanied by	available from the SEC’s website, www.sec.gov. In
the fund’s current prospectus.	addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112007

Vanguard® Global Equity Fund Annual Report

September 30, 2007

>	For the fiscal year ended September 30, 2007, Vanguard Global Equity Fund returned 27.0%, exceeding the result of its benchmark index and the average return of competing global funds.

>	Extending a long-term trend, the gains of international stocks surpassed those of U.S. stocks.

>	Strong stock selection in several sectors—particularly consumer discretionary, industrials, and materials—contributed to the fund’s impressive result. Health care and technology holdings were the weakest performers.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	11
Performance Summary	13
Financial Statements	14
Your Fund’s After-Tax Returns	32
About Your Fund’s Expenses	33
Trustees Approve Advisory Agreements	35
Glossary	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Global Equity Fund	VHGEX	27.0%
MSCI All Country World Index		24.6
Average Global Fund[1]		22.5

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$21.96	$26.51	$0.310	$0.880

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned 27.0% for the fiscal year ended September 30, 2007. The fund topped the average return of its peers in the global fund category and its unmanaged benchmark index. Much of the fund’s success relative to its comparative standards can be attributed to its advisors’ strong stock choices in several sectors.

If you hold shares of Vanguard Global Equity Fund in a taxable account, you may wish to review our report on after-tax returns on page 32.

Overseas markets continued to outpace the U.S. market

Although they were not immune from some effects of the turmoil that rattled the U.S. stock and bond markets, international stocks handily surpassed their domestic counterparts over the 12 months.

In Europe, the largest markets showed some weaknesses amid inflationary and economic growth concerns; some of the smaller, more peripheral markets, though, boasted solid returns. Japan, the dominant Pacific market, produced mediocre returns, but smaller markets in that region posted solid results, and several reached record highs. Emerging markets continued to post extremely strong results. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

In the U.S. market, stocks produced excellent returns for the fiscal year, with the broad U.S. equity market up 17.1%.

Returns from large-capitalization stocks outpaced those of small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. As investors took account of risk, they seemed to exhibit a preference for large-cap growth stocks, which appeared better positioned to thrive in a period of economic uncertainty.

The U.S. bond market was shaken, but regained ground in the end

Turbulence in the corporate bond and sub-prime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’ prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

The fund’s advance was driven by strong stock-picking worldwide

During the fiscal year, the Global Equity Fund’s advisory team skillfully navigated the choppy waters of the domestic and international markets to earn an outstanding 27.0% return. The fund’s success is a credit to the fundamental research skills of Marathon Asset

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	31.1%	26.5%	26.3%
Russell 1000 Index (Large-caps)	16.9	13.8	16.0
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

Management LLP and AllianceBernstein L.P. as well as to the quantitative approach of Acadian Asset Management, Inc. Together, the advisors generated positive returns in nine of ten industry sectors in which the fund invested.

Around 40% of the fund’s assets, on average, were invested in U.S. companies—roughly 6 percentage points below the index weighting. The fund’s average weightings in the developed markets of Europe and the Pacific region were also slightly smaller than the corresponding benchmark weightings. The fund’s emerging-markets exposure was higher than the benchmark’s in the Pacific and Middle East/Africa regions, but a bit lower in Europe and Latin America.

Among the fund’s European holdings, those in smaller markets—particularly Italy, Finland, and Denmark—offered the best returns, while many larger markets—including the United Kingdom, France, and the Netherlands—were less impressive. In the Pacific region, the fund’s Australian, Hong Kong, and Singaporean holdings had strong returns. Brazilian and Mexican stocks gave the fund its strongest gains among emerging markets.

Central to the fund’s success was strong stock selection. The advisors’ choices were especially good in the industrials and materials sectors. Among industrials, several companies that make machinery for agricultural and industrial applications turned in strong results, as did some of

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Global
	Fund	Fund
Global Equity Fund	0.64%	1.56%

Total Returns
Ten Years Ended September 30, 2007
Average
Annual Return
Global Equity Fund	12.5%
MSCI All Country World Index	7.8
Average Global Fund[2]	7.2
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund expense ratio reflects the fiscal year ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2 Derived from data provided by Lipper Inc. the fund’s holdings in the aerospace & defense subsector. A modest overweighting in industrials also proved beneficial.

In the materials sector, several chemical makers, construction companies, diversified metals companies, and steel makers turned in outstanding results. Many of these businesses have profited from high commodity prices and industry consolidation. Demand for building materials, chemicals, and metals—primarily from developing economies—drove the double- and triple-digit returns of several stocks in these subsectors. Security selection also added value in the consumer discretionary area, where a number of hotel, resort, cruise, and restaurant operators, automobile manufacturers, and media companies made sizable contributions.

On the negative side, the fund’s holdings in health care and information technology were the largest detractors. In health care, several drug makers around the world posted disappointing results because of poor clinical trial results, a weak pipeline of new drugs, and a tightened regulatory environment. Tech holdings were hurt by weakness among chip makers and manufacturers of storage devices and peripherals.

For U.S.-based investors, the dollar’s weakness enhanced the results from several countries once returns were converted from the local currencies into dollars.

For more details on the fund’s positioning and performance, see the Advisors’ Report on page 7.

The fund’s long-term record has been outstanding

As you know, it’s best to measure a mutual fund’s investment returns over several years, not months or quarters. Assessing a fund over extended market cycles can filter out short-term fluctuations and reveal how an investment performs through a variety of market conditions. This is particularly true of any fund that invests outside the United States.

During the ten years ended September 30, 2007, the Global Equity Fund had an average annual return of 12.5%, outpacing both its benchmark index and its peer-group average by roughly five percentage points per year. In fact, a hypothetical investment of $10,000 in Global Equity made ten years ago would have grown to $32,472—more than $10,000 better than the result of a corresponding investment in the index, which bears no expenses.

The driver of the fund’s strong record is, of course, the talent of its advisors. Their commitment and skill in researching and identifying solid companies with growth potential is first-rate. The fund’s competitive results have been supported by its low expense ratio, which means that we are able to pass along a greater share of the total returns to you.

Don’t discount the risks of international investing

International investments involve many risks—including geopolitical uncertainties, country-specific risk, and currency volatility—that aren’t present in domestic investments. Because the global economy is increasingly interdependent, what happens in one country or region is likely to have some influence on what occurs elsewhere.

We saw this interconnection in the latter half of the fiscal year, as international markets showed that they were not immune from the turmoil that swept through the U.S. stock and bond markets. However, the international markets seemed to weather the jolt a bit better than the U.S. markets did.

We believe that the Global Equity Fund—with its broad diversification in terms of countries and sectors—can provide investors looking for exposure abroad a low-cost way to give their portfolios an international flair. As a small part of the stock portion of a balanced portfolio, the fund can play a vital role in helping you to move toward your investment goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 16, 2007

Advisors’ Report

During the fiscal year ended September 30, 2007, the Global Equity Fund returned 27.0%, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the diversification of your fund.

The advisors, their percentage of fund assets managed, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment opportunities in their markets and of how their portfolio positioning reflects this assessment. These comments were prepared on October 18, 2007.

Acadian Asset Management, Inc.

Portfolio Managers:

John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer

Ronald Frashure, CFA, President and Co-Chief Investment Officer

Brian Wolahan, CFA, Senior Vice President and Co-Director of Research

World markets finished the 12-month period ended September 30 in firmly positive territory. Despite increased volatility triggered by a global credit market crunch in August, markets generally demonstrated resilience in the face of high energy prices, inflationary pressures, and other global concerns. In late February, sharp drops in the Chinese market triggered a brief global

Vanguard Global Equity Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management, Inc.	49	3,668	A quantitative, active, bottom-up investment
			process that combines stock and peer-group
			valuation to arrive at a return forecast for each of
			the more than 25,000securities in its global
AllianceBernstein L.P.	25	1,903	universe.A fundamentally based, research-driven
			approach,focused on finding companies whose
			long-term earnings power exceeds the level
			implied by their current stock price. Proprietary
			quantitative tools aid risk control and portfolio
Marathon Asset Management LLP	22	1,654	construction.A long-term and contrarian
			investment philosophy and process with a focus
			on industry capital cycle analysis and in-depth
			management assessment.
Cash investments[1]	4	327	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

sell-off that had little lasting impact; likewise, August’s surge in volatility was followed by recovery in September.

Subprime mortgage problems in the United States and the ensuing problems in credit markets globally were assessed by investors against generally solid fundamentals, including positive economic growth and year-to-date earnings. Although August saw some quantitative strategies underperform as equity prices lost their normal relationship to fundamentals, this disruption appears to have been temporary.

Our portfolio was focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Relative to the benchmark index, our bottom-up selection process led to overweighted positions in certain key markets, including the emerging markets of South Korea, Taiwan, Turkey, and Russia. We also overweighted the Netherlands, France, and Germany. On the other hand, we were underweighted in Japan, the United Kingdom, and Switzerland. Our sector allocations also made a positive contribution in materials, energy, financials, and telecommunication services.

Stock selection in the United States was the most significant contributor to our portfolio’s return. Holdings in the materials and capital equipment sectors delivered particularly strong results, as commodity prices surged and business investment spending in the United States remained firm over the period. The portfolio also benefited from stock selection in Turkey, along with the overweighting in that market.

Stock selection in some key European markets detracted from performance, particularly in the banking, finance, and capital equipment areas. In addition, our technology selections in Asian emerging markets were challenged by uneven global demand and fluctuating prices for electronics exports.

Looking ahead, heightened volatility means that there will likely be a broader range of returns going forward, both within markets and across markets. Such an environment supports the value of active stock selection and underscores the importance of global diversification.

AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA, Executive Vice President and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets

After an extended period of unusual calm, volatility returned with a vengeance to the global capital markets during July and August. Despite this, stock markets worldwide posted healthy gains for the 12 months ended September 30, thanks to a supportive economic outlook, strong corporate earnings, and—for the first nine months of the period—booming merger-and-acquisition activity.

Our portfolio benefited from holdings related to industrial commodities, particularly steel companies JFE Holdings (based in Japan), ArcelorMittal (Luxembourg), and POSCO (South Korea), as well as the U.K.-based diversified mining company Xstrata. These stocks were boosted by a combination of strong demand and consolidation among companies in the metals industries.

Offsetting these positives was stock selection in the financials sector. The largest detractors were the Japanese leasing group ORIX and Sumitomo Mitsui Financial Group, which were hurt by concerns over the outlook for economic growth in Japan, as well as by market jitters related to the subprime loan crisis (although neither company had much exposure to it). Countrywide Financial was also a significant detractor. Although our long-term earnings forecasts had assumed steep declines in mortgage originations and higher credit losses, we had not anticipated how rapidly the company would lose access to short-term financing, nor had we predicted the depth of the contraction in the mortgage-backed securitization market. Management’s response to the crisis also reduced our expectations. On our new forecast, the stock was no longer attractive, leading us to sell it.

Valuation spreads are beginning to widen modestly as investors’ anxiety increases, which may increase the opportunity for future returns. If this trend continues, we may have the chance to adopt more concentrated positions in undervalued stocks. Our action will be guided by the results of our research as market developments unfold. At this point, however, valuations are still relatively compressed, and the portfolio remains more diversified than usual. Financials remain our single largest exposure, but our reasons for owning these stocks vary by industry and geography. We continue to find industrial commodities attractive, because our research indicates that global demand is likely to stay strong.

We recently added Pfizer, which we thought was selling at a very attractive valuation for a world-class pharmaceutical firm. We have been rotating out of Toyota in favor of Nissan, as our research suggests that—even in a weaker export environment—Nissan’s business remains fundamentally sound and the company is attractively valued on a normalized earnings basis. We have also increased our position in Northrop Grumman, which is likely to benefit from continued high levels of U.S. defense spending and the need to replace aging military equipment.

In the energy sector, we have been rotating out of Total and into the more attractively valued Royal Dutch Shell. Despite rising exploration and development costs, we believe Royal

Dutch Shell is likely to benefit from its strong position in liquefied natural gas and its exposure to European refining.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

There were no major changes to our subportfolio’s geographical allocation during the 12 months, and overall stock turnover remained low. The minimal activity involved a number of small purchases in Europe. Over the year, the portfolio benefited considerably from strong stock selection in North America, Europe, and Asia excepting Japan.

Having endured a difficult year with our Japanese holdings, we continue to see strong evidence of an increasing focus by management on returns, capital structures, and shareholders. With our Japanese portfolio aggressively aligned toward domestically oriented, stable, cash-generating stocks, we expect increasingly positive market developments going forward.

The question remains whether the recent credit crisis is a wobble in a bull market or a harbinger of a bear market and a global recession. We were encouraged by the spirited way in which equities in September shrugged off the problems of subprime credit and certain quantitative hedge funds. Moreover, this “market-derived” optimism is supported by some of the fundamentals. For example, emerging economies are growing robustly, and there has been a significant upturn both in corporate buying of equities (via in-place buyback programs) and insider buying. Thus, we have reached the conclusion that this financial turbulence is more likely to be associated with a mid-cycle slowdown in the bull market than with a more adverse outcome.

It is interesting to note that the strategies that fared poorly over the volatile period were credit-based investments and quantitative hedge funds with their promise of monthly incremental returns. To put it another way, these strategies were marketed as being safe, offering investors predictable short-term results. One of the most enduring outcomes of the recent turmoil may be the reassessment of the link between volatility and investment risk. Such a reassessment is long overdue, as the concept is flawed in a number of ways. The fact that nonvolatile investment strategies can be riskier than volatile ones is an important lesson learned, despite appearances (and representations) to the contrary.

Fund Profile
As of September 30, 2007

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	665	2,702
Turnover Rate	64%	—
Expense Ratio	0.64%	—
Short-Term Reserves	1.4%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	11.7%	9.9%
Consumer Staples	5.7	7.8
Energy	11.3	10.6
Financials	22.9	23.8
Health Care	4.7	7.8
Industrials	12.8	11.2
Information Technology	10.5	11.1
Materials	11.5	8.0
Telecommunication Services	6.5	5.5
Utilities	2.4	4.3

Volatility Measures[2]
Fund Versus
Comparative Index[1]
R-Squared	0.95
Beta	1.12

Ten Largest Holdings[3](% of total net assets)

Royal Dutch Shell PLC	integrated oil
	and gas	2.0%
ING Groep NV	diversified
	financial services	2.0
Research In Motion Ltd.	communications
	equipment	2.0
E.On AG	electric utilities	1.7
Freeport-McMoRan	diversified metals
Copper & Gold, Inc.	and mining	1.7
LUKOIL Sponsored ADR	integrated oil
	and gas	1.5
Marathon Oil Corp.	integrated oil
	and gas	1.4
Nintendo Co.	home entertainment
	software	1.3
Societe Generale	diversified banks	1.3
ExxonMobil Corp.	integrated oil
	and gas	1.2
Top Ten		16.1%

Allocation by Region (% of portfolio)

1 MSCI All Country World Index.

2 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 37.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Europe
United Kingdom	9.8%	9.7%
Germany	5.7	3.7
France	5.3	4.2
Netherlands	3.1	1.6
Sweden	2.0	1.1
Other European Markets	5.0	9.7
Subtotal	30.9%	30.0%
Pacific
Japan	8.6%	9.0%
Australia	1.9	2.9
Hong Kong	1.6	1.5
Other Pacific Markets	1.0	0.8
Subtotal	13.1%	14.2%
Emerging Markets
Russia	2.7%	0.9%
South Korea	2.1	1.6
Taiwan	1.5	1.2
Turkey	1.1	0.2
Brazil	1.0	1.2
Other Emerging Markets	4.1	4.7
Subtotal	12.5%	9.8%
North America
United States	38.4%	42.3%
Canada	5.1	3.7
Subtotal	43.5%	46.0%

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1997–September 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Global Equity Fund[1]	27.00%	24.83%	12.50%	$32,472
MSCI All Country World Index	24.59	21.02	7.76	21,121
Average Global Fund[2]	22.47	18.84	7.19	20,032

Fiscal-Year Total Returns (%): September 30, 1997–September 30, 2007

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 26 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.4%)[1]
Australia (1.6%)
QBE Insurance Group Ltd.	1,073,351	32,075
Qantas Airways Ltd.	4,552,110	22,491
Zinifex Ltd.	953,156	14,952
Leighton Holdings Ltd.	292,937	13,320
Santos Ltd.	469,145	6,242
Suncorp-Metway Ltd.	313,548	5,630
Macquarie
Infrastructure Group	1,911,245	5,274
Australia & New Zealand
Bank Group Ltd.	179,613	4,721
Caltex Australia Ltd.	174,022	3,629
Orica Ltd.	99,854	2,662
Iluka Resources Ltd.	429,393	2,099
Macquarie Airports Group	531,890	2,047
Amcor Ltd.	302,310	1,975
Centro Properties Group	219,617	1,433
Alumina Ltd.	204,000	1,290
		119,840
Austria (0.2%)
Voestalpine AG	183,476	15,863
*	BETandWIN.com Interactive
Entertainment AG	8,970	213
Oesterreichische Post AG	3,686	148
		16,224
Belgium (0.7%)
KBC Bank &
Verzekerings Holding	142,978	19,646
Fortis	494,000	14,565
Delhaize Group	110,393	10,597
Dexia	165,204	5,002
* Fortis
Rights Exp. 10/9/07	389,600	2,067
InBev	9,037	818
		52,695
Brazil (1.0%)
Petroleo Brasileiro SA Pfd.	485,100	15,707
Gerdau SA ADR	451,350	11,834

			Market
			Value•
		Shares	($000)
	Companhia Vale do
	Rio Doce Pfd. Class A	408,800	11,675
	Usiminas-Usinas
	Siderugicas de Minas
	Gerais SA Pfd.	165,300	11,544
	Uniao de Bancos
	Brasileiros SA GDR	79,500	10,458
	Banco do Brasil SA	413,400	6,958
	Itausa-Investimentos
	Itau SA	606,500	4,186
			72,362
Canada (5.0%)
*	Research In Motion Ltd.	1,528,500	150,634
	Rogers
	Communications, Inc.
	Class B	735,800	33,496
*	Bombardier Inc. Class B	4,268,200	25,361
	Teck Cominco Ltd. Class B	480,500	22,811
	Canadian Imperial
	Bank of Commerce	222,808	22,257
	Imperial Oil Ltd.	360,300	17,855
*	Alcan Inc.	158,800	15,842
	Sun Life Financial
	Services of Canada	297,000	15,587
*	Royal Bank of Canada	281,500	15,580
	EnCana Corp.	220,900	13,658
	Methanex Corp.	227,200	5,717
	BCE Inc.	142,465	5,715
*	Nortel Networks Corp.	298,833	5,074
*	ACE Aviation Holdings, Inc.	174,100	4,656
*	HudBay Minerals, Inc.	164,400	4,256
	ING Canada Inc.	84,063	3,773
	Gerdau AmeriSteel Corp.	293,000	3,473
*	Inmet Mining Corp.	29,200	2,928
	Bank of Nova Scotia, Halifax	50,700	2,663
	Onex Corp.	66,800	2,455
*	Abitibi-Consolidated Inc.	660,200	1,168
*	Fraser Papers Inc.	198,800	1,001
	Biovail Corp.	44,800	780
	Rothmans Inc.	5,600	130

			Market
			Value•
		Shares	($000)
	Bell Aliant Regional
	Communications
	Income Fund	630	20
			376,890
China (0.3%)
	China Petroleum &
	Chemical Corp.	11,332,000	13,967
	Tsingtao Brewery Co., Ltd.	1,548,000	5,620
	China Telecom Corp. Ltd.	5,688,000	4,329
			23,916
Denmark (0.3%)
*	Vestas Wind Systems A/S	95,699	7,565
*	William Demant A/S	65,300	5,784
	Coloplast A/S B Shares	35,400	3,367
*	GN Store Nord A/S	251,200	2,548
*	Topdanmark A/S	3,925	647
			19,911
Finland (0.5%)
	Nokia Oyj	296,700	11,258
	Stora Enso Oyj R Shares	505,400	9,814
	Metso Oyj	129,540	8,907
	Sampo Oyj A Shares	242,900	7,400
	TietoEnator Oyj B Shares	78,020	1,750
	Wartsila Oyj B Shares	15,220	1,042
			40,171
France (5.0%)
	Societe Generale Class A	563,467	94,809
	BNP Paribas SA	535,883	58,645
	Vivendi SA	750,049	31,694
	Renault SA	200,200	29,049
	Sanofi-Aventis	303,180	25,694
	France Telecom SA	677,761	22,623
	Compagnie Generale
	des Etablissements
	Michelin SA	136,800	18,446
	Credit Agricole SA	465,839	17,830
	Air France	383,704	14,095
	Total SA	129,800	10,518
	Lagardere S.C.A.	100,453	8,556
	Cap Gemini SA	124,669	7,669
	AXA	139,000	6,225
	Alcatel-Lucent ADR	572,560	5,829
	Carrefour SA	78,808	5,517
	Thales SA	79,700	4,670
	SCOR SA	107,872	2,888
*	Business Objects SA	59,764	2,677
	Legrand SA	68,670	2,307
	Cie. de St. Gobain SA	18,960	1,980
*	Atos Origin SA	26,400	1,535
	SA des Ciments Vicat	9,770	992
			374,248
Germany (5.5%)
	E.On AG	711,404	131,340
	ThyssenKrupp AG	635,952	40,419
	Deutsche Lufthansa AG	1,274,321	36,594

		Market
		Value•
	Shares	($000)
Volkswagen AG	147,655	33,332
BASF AG	225,200	31,126
Muenchener
Rueckversicherungs-
Gesellschaft AG
(Registered)	161,590	31,019
Allianz AG	123,400	28,744
Man AG	170,252	24,742
Deutsche Bank AG	144,700	18,593
DaimlerChrysler AG
(Registered)	76,700	7,681
Salzgitter AG	39,157	7,674
Fresenius Medical Care AG	122,700	6,513
Bayerische
Motoren Werke AG	61,480	3,958
Beiersdorf AG	49,025	3,668
Deutsche Post AG	82,200	2,389
Deutsche Boerse AG	17,012	2,314
Fresenius Medical Care
AG ADR	29,244	1,552
Heidelberger
Druckmaschinen AG	15,765	689
		412,347
Hong Kong (1.6%)
Jardine Matheson
Holdings Ltd.	965,102	27,597
New World
Development Co., Ltd.	7,610,310	20,958
Jardine Strategic
Holdings Ltd.	1,233,900	19,501
Henderson Land
Development Co. Ltd.	1,117,000	8,825
China Netcom Group Corp.
Hong Kong Ltd.	3,037,500	8,105
Hong Kong Aircraft &
Engineering Co., Ltd.	320,000	7,230
First Pacific Co. Ltd.	9,396,000	6,993
Television Broadcasts Ltd.	1,068,000	6,399
Wheelock and Co. Ltd.	1,883,000	5,178
Hong Kong and
Shanghai Hotels Ltd.	2,593,602	4,592
SmarTone
Telecommunications Ltd.	2,082,790	2,578
Mandarin Oriental
International Ltd.	881,690	1,980
Next Media Ltd.	4,192,000	1,184
I-Cable
Communications Ltd.	5,207,000	1,081
Silver Grant International
Industries Ltd.	1,752,000	364
Asia Satellite
Telecommunications
Holdings Ltd.	148,500	306
		122,871

			Market
			Value•
		Shares	($000)
Hungary (0.1%)
	MOL Hungarian
	Oil and Gas Nyrt.	23,910	3,874

India (0.2%)
	State Bank of India GDR	66,230	7,413
	Tata Iron and Steel Co. Ltd.	110,168	2,342
	Kesoram Industries Ltd.	77,269	1,121
	Canara Bank Ltd.	102,591	713
			11,589
Indonesia (0.2%)
	PT Semen Gresik Tbk	11,550,000	6,693
*	PT Bank Indonesia Tbk	66,769,036	5,103
	PT Indofood Sukses
	Makmur Tbk	10,823,000	2,281
	PT Matahari Putra
	Prima Tbk	19,851,300	1,669
	PT Gudang Garam Tbk	1,149,900	1,182
	PT International Nickel
	Indonesia Tbk	136,000	944
*	PT Bank Pan Indonesia Tbk
	Warrants Exp. 7/10/09	13,353,807	416
	PT Citra Marga Nusaphala
	Persada Tbk	774,000	205
*	Matahari Putra Prima
	Warrants Exp. 7/21/10	3,859,975	42
*	PT Mulia Industrindo Tbk	921,000	30
			18,565
Ireland (0.1%)
	Independent
	News & Media PLC	1,063,718	3,964
	DCC PLC	25,208	747
	Fyffes PLC	512,200	664
*	Total Produce PLC	512,200	490
			5,865
Israel (0.3%)
	Bank Hapoalim Ltd.	2,806,730	14,518
	Bank Leumi Le-Israel	1,964,369	8,708
			23,226
Italy (0.8%)
	Eni SpA	577,500	21,326
	Saipem SpA	256,000	10,914
	Fiat SpA	309,700	9,355
	Luxottica Group SpA ADR	179,800	6,095
	Fondiaria—Sai SpA	98,100	4,609
	Unicredito Italiano SpA	528,100	4,521
	Seat Pagine Gialle SpA	4,714,910	2,627
*	Banco Popolare SpA	109,214	2,447
	Finmeccanica SpA	31,400	912
	Fondiaria—Sai SpA RNC	18,000	586
*	Natuzzi
	SpA-Sponsored ADR	50,700	299
			63,691

			Market
			Value•
		Shares	($000)
Japan (8.0%)
	Nintendo Co.	195,700	101,041
	Marubeni Corp.	3,377,000	30,818
	Sumitomo Mitsui
	Financial Group, Inc.	3,222	24,997
	Central Japan Railway Co.	2,227	23,609
	JFE Holdings, Inc.	332,300	23,436
	Nissan Motor Co., Ltd.	2,142,300	21,374
	Sumco Corp.	466,900	18,891
	Orix Corp.	82,120	18,611
	Sharp Corp.	898,000	16,230
	Mitsubishi Chemical
	Holdings Corp.	1,639,000	14,233
	Isuzu Motors Ltd.	2,492,000	14,177
	Nippon Yusen
	Kabushiki Kaisha Co.	1,423,000	13,819
	Kyushu Electric
	Power Co., Inc.	507,200	13,398
	Toshiba Corp.	1,438,000	13,363
	Mitsui OSK Lines Ltd.	771,000	12,406
	Toyota Motor Corp.	172,200	10,074
	Fujitsu Ltd.	1,393,000	9,801
	Tokyo Electric Power Co.	385,400	9,710
	KDDI Corp.	1,305	9,670
	Fuji Photo Film Co., Ltd.	181,400	8,334
	Nikon Corp.	217,000	7,416
	Kawasaki Kisen Kaisha Ltd.	467,000	6,817
	Mitsubishi Corp.	211,300	6,655
	Leopalace21 Corp.	188,900	6,177
	Nippon Mining Holdings Inc.	577,000	5,753
	Kao Corp.	184,000	5,485
	East Japan Railway Co.	660	5,203
	Mitsui Chemicals, Inc.	488,000	4,817
	West Japan Railway Co.	1,010	4,812
	Nippon Telegraph and
	Telephone Corp.	1,023	4,753
	Mitsubishi Materials Corp.	720,000	4,448
	Tokyo Gas Co., Ltd.	898,000	4,168
	Takeda
	Pharmaceutical Co. Ltd.	56,900	3,990
	Komatsu Ltd.	119,000	3,967
	Sony Corp.	70,100	3,370
	Secom Co., Ltd.	68,500	3,285
	Itochu Corp.	272,000	3,284
	Kirin Brewery Co., Ltd.	246,000	3,243
	Matsushita
	Electric Works, Ltd.	251,000	3,014
	FamilyMart Co., Ltd.	114,900	2,989
	Bridgestone Corp.	135,700	2,987
	Rengo Co., Ltd.	434,000	2,922
	Mitsubishi UFJ
	Financial Group	328	2,864
	TDK Corp.	32,100	2,814
*	Elpida Memory Inc.	76,700	2,799
	Sojitz Holdings Corp.	630,600	2,727

		Market
		Value•
	Shares	($000)
Kawasaki Heavy
Industries Ltd.	698,000	2,718
Mitsumi Electric Co., Ltd.	64,300	2,611
Sekisui House Ltd.	200,000	2,513
Sumitomo Electric
Industries Ltd.	158,000	2,505
Yamato Holdings Co., Ltd.	165,000	2,467
Nisshin Steel Co.	547,000	2,454
Nippon Sanso Corp.	264,000	2,370
Ajinomoto Co., Inc.	189,000	2,361
Seven and I
Holdings Co., Ltd.	91,700	2,350
Namco Bandai Holdings Inc.	160,650	2,327
Sumitomo Metal Mining Co.	93,000	2,242
Nippon Oil Corp.	241,000	2,225
Makita Corp.	50,600	2,204
Marui Co., Ltd.	195,600	2,153
Tanabe Seiyaku Co., Ltd.	169,000	2,128
Hitachi Ltd.	319,000	2,111
Sompo Japan Insurance Inc.	184,000	2,105
NTT DoCoMo, Inc.	1,475	2,097
JS Group Corp.	119,000	2,067
Ricoh Co.	95,000	1,999
Nippon Suisan Kaisha Ltd.	372,000	1,959
Seiko Epson Corp.	77,800	1,920
Fukuoka
Financial Group, Inc.	328,000	1,912
Dai-Nippon Printing Co., Ltd.	130,000	1,854
Alfresa Holdings Corp.	28,200	1,795
Sumitomo Forestry Co.	218,000	1,795
Astellas Pharma Inc.	37,300	1,783
Yamatake Corp.	50,000	1,671
Nippon Meat Packers, Inc.	148,000	1,642
Shiseido Co., Ltd.	72,000	1,596
Kinden Corp.	164,000	1,495
NEC Corp.	308,000	1,489
Sumitomo Trust &
Banking Co., Ltd.	194,000	1,461
Mizuho Financial Group, Inc.	239	1,350
Toyo Seikan Kaisha Ltd.	68,000	1,278
Onward Kashiyama Co., Ltd.	126,000	1,271
Bank of Yokohama Ltd.	181,000	1,243
Ryosan Co., Ltd.	48,500	1,213
Toppan Forms Co., Ltd.	101,600	1,022
Rohm Co., Ltd.	11,000	969
Shimizu Corp.	176,000	954
Chiba Bank Ltd.	123,000	946
Tokyo Ohka Kogyo Co., Ltd.	35,400	764
Ebara Corp.	157,000	722
Nisshinbo Industries, Inc.	48,000	664
Isetan Co.	49,000	660
Ohbayashi Corp.	107,000	494
Sankyo Co., Ltd.	11,700	473
Daifuku Co., Ltd.	36,000	409
Noritake Co., Ltd.	81,000	386

			Market
			Value•
		Shares	($000)
	Inabata & Co., Ltd.	49,000	319
	Fujitsu Fronttec Ltd.	32,700	290
	Matsushita Electric
	Industrial Co., Ltd.	12,000	223
	Omron Corp.	4,700	124
			602,904
Luxembourg (0.5%)
	ArcelorMittal	458,342	36,131

Malaysia (0.4%)
	Resorts World Bhd.	8,710,000	10,012
	Bumiputra-Commerce
	Holdings Bhd.	3,107,619	9,740
	Sime Darby Bhd.	1,446,100	4,413
	British American
	Tobacco Bhd.	165,000	1,997
	Kumpulan Guthrie Bhd.	965,000	1,865
	Multi-Purpose
	Holdings Bhd.	1,855,000	994
*	Malaysian Airline
	System Bhd.	550,000	694
*	Multi-Purpose Holdings Bhd.
	Warrants Exp. 2/26/09	254,000	88
*	Malaysian Airline
	System Bhd.
	Rights Exp. 10/30/07	183,333	85
			29,888
Mexico (0.8%)
	Grupo Mexico SA de CV	2,749,518	19,744
	America Movil SA de CV	6,072,908	19,372
	Telefonos de Mexico SA	6,802,041	11,188
	Grupo Financerio
	Banorte SA de CV	1,024,401	4,020
	Grupo Televisa SA CPO	713,300	3,436
	America Movil SA de CV
	Series L ADR	46,200	2,957
	Telefonos de Mexico SA
	Class L ADR	32,000	1,052
			61,769
Netherlands (3.0%)
	ING Groep NV	3,398,335	151,020
	Heineken NV	509,220	33,404
*	ASML Holding NV	334,835	11,048
	Koninklijke Ahold NV	485,639	7,329
	Koninklijke (Royal) Philips
	Electronics NV	134,171	6,038
	Koninklijke Boskalis
	Westminster NV	118,911	6,010
	Koninklijke KPN NV	293,054	5,079
	Wolters Kluwer NV	110,737	3,280
	European Aeronautic
	Defence and Space Co.	91,360	2,807
	Vedior NV	48,900	1,076
			227,091

		Market
		Value•
	Shares	($000)
New Zealand (0.1%)
Fletcher Building Ltd.	391,497	3,762
Telecom Corp. of New
Zealand Ltd.	416,459	1,409
PGG Wrightson Ltd.	58,578	85
		5,256
Norway (0.1%)
Statoil ASA	109,200	3,726
Petroleum Geo-Services ASA	117,750	3,400
DnB NOR ASA	216,900	3,327
		10,453
Pakistan (0.0%)
* Arif Habib Securities Ltd.	835,000	1,841
* The Bank of Punjab	564,500	948
		2,789
Philippines (0.7%)
Ayala Corp.	1,727,551	21,015
Globe Telecom, Inc.	419,400	13,653
Philippine Long Distance
Telephone Co.	101,200	6,516
ABS-CBN
Broadcasting Corp.	7,731,200	5,448
Jollibee Foods Corp.	2,574,900	3,018
* Benpres Holdings Corp.	15,641,000	1,430
Banco De Oro	951,800	1,240
DMCI Holdings, Inc.	5,230,000	1,051
		53,371
Poland (0.0%)
KGHM Polska Miedz SA	50,003	2,345

Portugal (0.0%)
Galp Energia, SGPS, SA	82,443	1,276

Russia (2.7%)
LUKOIL Sponsored ADR	1,339,254	110,721
* Mobile TeleSystems ADR	1,077,526	74,683
OAO Vimpel-
Communications
Sponsored ADR	321,600	8,696
Novolipetsk Steel GDR	178,875	6,054
Wimm-Bill-Dann Foods ADR	16,014	1,751
		201,905
Singapore (0.4%)
Great Eastern Holdings Ltd.	697,000	8,469
* STATS ChipPAC Ltd.	6,993,000	7,656
Singapore Airlines Ltd.	467,600	5,843
Neptune Orient Lines Ltd.	1,517,000	5,401
BIL International Ltd.	4,553,000	3,962
* Yongnam Holdings Limited	3,261,000	895
United Industrial Corp., Ltd.	377,000	775
Yellow Pages
(Singapore) Ltd.	704,000	567
		33,568

		Market
		Value•
	Shares	($000)
South Africa (0.9%)
Hosken Consolidated
Investments Ltd.	1,103,148	11,914
Sun International Ltd.	461,887	9,879
Anglo American PLC	132,263	8,779
RMB Holdings Ltd.	1,550,600	7,528
Sanlan Ltd.	2,096,100	6,795
Nedbank Group Ltd.	271,805	4,935
Standard Bank Group Ltd.	305,600	4,413
FirstRand Ltd.	1,329,636	4,265
Anglo Platinum Ltd.	18,000	2,725
Gold Fields Ltd.	62,340	1,125
City Lodge Hotels Ltd.	83,078	978
JD Group Ltd.	88,246	745
New Clicks Holdings Ltd.	301,750	732
Mondi Ltd.	14,534	144
		64,957
South Korea (2.0%)
KT Corp.	669,220	33,611
POSCO	29,593	21,415
Woori Finance
Holdings Co., Ltd.	570,040	12,930
Honam Petrochemical Corp.	66,197	10,887
Samsung
Electronics Co., Ltd.	15,453	9,670
Samsung
Electronics Co., Ltd. Pfd.	18,000	8,342
Hyundai Mobis	73,830	7,814
Kookmin Bank	90,500	7,464
Hana Financial Group Inc.	123,900	5,828
* Hynix Semiconductor Inc.	156,200	5,323
Mirae Asset
Securities Co., Ltd.	54,276	5,159
Industrial Bank of Korea	234,690	5,050
Shinhan Financial Group Ltd.	71,490	4,630
LG Corp.	62,380	4,281
Hyundai
Motor Co., Ltd. 2nd Pfd.	77,640	3,108
Hyundai Heavy
Industries Co., Inc.	6,548	3,012
Daishin Securities Co.	67,714	2,227
Korea Investment
Holdings Co., Ltd.	21,295	1,393
Korea Iron & Steel Co., Ltd.	4,000	412
Hyundai Motor Co., Ltd.	5,000	403
Korea Electric Power Corp.	5,000	233
Kiswire Ltd.	3,000	196
		153,388
Spain (0.7%)
Repsol YPF SA	419,200	14,917
Acciona SA	36,700	9,956
Acerinox SA	249,170	7,482
Banco Popular Espanol SA	293,610	5,063
Banco Santander
Central Hispano SA	256,462	4,995
Telefonica SA	157,607	4,403

			Market
			Value•
		Shares	($000)
	Iberia (Linea Aerea Espana)	448,913	2,194
	Viscofan SA	60,700	1,415
*	Sogecable SA	37,566	1,360
	Prosegur Cia de
	Seguridad SA (Registered)	37,100	1,353
			53,138
Sweden (2.0%)
	Volvo AB B Shares	4,915,110	85,294
	Scania AB—B Shares	615,800	14,962
	Electrolux AB Series B	643,300	13,642
	Skandinaviska Enskilda
	Banken AB A Shares	296,800	9,641
	Svenska Handelsbanken
	AB A Shares	176,100	5,447
	Telefonaktiebolaget LM
	Ericsson AB Class B	1,324,700	5,274
	Assa Abloy AB	218,200	4,523
	Svenska Cellulosa AB-B	231,180	4,300
	Atlas Copco AB—A Shares	120,000	2,067
*	SAS AB	88,700	1,587
	Hoganas AB B Shares	53,250	1,419
	Modern Times Group AB
	B Shares	17,020	1,100
	TeliaSonera AB	76,500	689
			149,945
Switzerland (0.8%)
	Credit Suisse Group
	(Registered)	358,900	23,854
	Cie. Financiere
	Richemont AG	109,600	7,249
	Novartis AG (Registered)	100,840	5,548
	Roche Holdings AG	25,440	4,606
	Geberit AG	28,240	3,702
	Adecco SA (Registered)	60,800	3,590
*	Logitech International SA	113,520	3,370
	Zurich Financial Services AG	11,092	3,325
	Publigroupe SA	3,540	1,234
	Swatch Group AG (Bearer)	3,699	1,212
	Sonova Holding AG	9,680	969
	Georg Fischer AG (Registered)	1,074	739
			59,398
Taiwan (1.4%)
	United
	Microelectronics Corp.	21,659,639	15,395
	China Steel Corp.	9,788,090	14,306
	Siliconware Precision
	Industries Co.	5,783,170	13,076
	Powerchip
	Semiconductor Corp.	24,800,910	12,284
	Compal Electronics Inc.	7,926,935	8,979
	AU Optronics Corp.	4,520,194	7,707
	Chunghwa
	Telecom Co., Ltd.	3,780,258	7,059
	Taiwan Semiconductor
	Manufacturing Co., Ltd.	3,439,266	6,630

		Market
		Value•
	Shares	($000)
Nan Ya Plastic Corp.	2,217,000	5,768
Formosa Chemicals &
Fibre Corp.	1,871,000	4,788
Asustek Computer Inc.	1,536,827	4,668
Taiwan Cellular Corp.	1,407,000	1,915
Mosel Vitelic Inc.	1,142,270	1,539
Universal Scientific
Industrial Co., Ltd.	1,891,838	1,314
Advanced Semiconductor
Engineering Inc.	1,021,659	1,117
U-Ming Marine
Transport Corp.	249,000	818
Ruentex
Development Co., Ltd.	642,000	739
Powertech Technology Inc.	111,000	448
MediaTek Inc.	16,800	302
Vanguard International
Semiconductor Corp.	264,174	237
Mitac International Corp.	35,255	49
		109,138
Thailand (0.6%)
PTT Chemical
Public Co. Ltd. (Foreign)	1,463,200	14,344
Siam Cement
Public Co. Ltd. Non-Voting
Depositary Receipt	986,200	7,308
Advanced Info Service
Public Co. Ltd. (Foreign)	2,826,000	7,245
Siam Cement
“Public Co. Ltd. (Foreign)	664,300	5,037
Kasikornbank
Public Co. Ltd. (Foreign)	1,701,900	4,089
Thai Oil PCL (Foreign)	891,700	2,237
MBK Development
Public Co. Ltd. (Foreign)	813,400	1,554
Land and Houses
Public Co. Ltd. (Foreign)	5,830,000	1,478
Rayong Refinery
Public Co. Ltd. (Foreign)	1,249,200	929
Thanachart Capital
Public Co. Ltd. (Foreign)	1,855,000	850
GMM Grammy
Public Co. Ltd. Non-Voting
Depositary Receipt	2,917,000	753
Post Publishing
Public Co. Ltd. (Foreign)	1,300,000	199
Matichon PLC (Foreign)	625,000	168
GMM Grammy
Public Co. Ltd. (Foreign)	642,000	166
		46,357
Turkey (1.1%)
Eregli Demir ve Celik
Fabrikalari A.S.	3,040,606	28,484
Tupras-Turkiye Petrol
Rafinerileri A.S.	666,109	17,617

			Market
			Value•
		Shares	($000)
	Turkiye Garanti
	Bankasi A.S.	1,862,797	14,185
*	Dogan Sirketler Grubu
	Holding A.S.	3,348,725	7,330
*	Petkim Petrokimya
	Holding A.S.	729,730	5,970
	Turkcell Iletisim
	Hizmetleri A.S.	387,318	3,300
	Akbank T.A.S.	273,845	2,079
	Turkiye Vakiflar
	Bankasi TAO	491,188	1,671
*	Turk Hava Yollari
	Anonim Ortakligi	214,195	1,668
*	Vestel Elektronik
	Sanayi ve Ticaret A.S.	489,269	1,358
	Anadolu Efes Biracilik ve
	Malt Sanayii A.S.	64,408	673
			84,335
United Kingdom (8.8%)
	Royal Dutch Shell
	PLC Class A
	(Amsterdam Shares)	3,602,078	148,400
	BT Group PLC	12,960,585	81,319
	AstraZeneca Group PLC	1,192,570	59,689
	Vodafone Group PLC	8,702,837	31,369
	Royal Bank of
	Scotland Group PLC	2,215,301	23,903
	HBOS PLC	1,148,550	21,493
	Xstrata PLC	287,490	19,092
	Barclays PLC	1,534,100	18,649
	Antofagasta PLC	1,166,421	18,196
	Kazakhmys PLC	554,652	15,876
	Aviva PLC	920,300	13,799
	BP PLC	1,089,600	12,604
	Rio Tinto PLC	131,600	11,326
	ITV PLC	5,005,635	10,508
*	British Airways PLC	1,338,058	10,466
	Home Retail Group	1,183,400	8,990
	BAE Systems PLC	865,690	8,699
	Reckitt Benckiser PLC	131,890	7,732
	Capita Group Plc	508,838	7,524
	Cable and Wireless PLC	1,918,800	7,204
	Diageo PLC	292,528	6,414
	British Energy Group PLC	586,000	6,366
	Tesco PLC	699,500	6,270
	Arriva PLC	394,733	6,224
	ICAP PLC	544,600	5,855
	Royal Dutch Shell PLC
	Class B	141,322	5,799
	The Sage Group PLC	1,127,900	5,741
	GlaxoSmithKline PLC	213,200	5,655
	Reed Elsevier PLC	440,100	5,564
	Intertek Testing
	Services PLC	252,100	4,863
*	Thomas Cook Group PLC	835,166	4,759
	Greene King PLC	242,200	4,371

			Market
			Value•
		Shares	($000)
	Informa PLC	413,400	4,241
*	Invensys PLC	622,440	3,931
	Invesco PLC	282,960	3,822
	Stagecoach Group PLC	806,607	3,734
	Carnival PLC	76,414	3,644
	Rexam PLC	313,600	3,523
	Compass Group PLC	548,835	3,384
*	TUI Travel PLC	651,778	3,360
	Enterprise Inns PLC	267,520	3,231
	WPP Group PLC	235,300	3,175
	Enodis PLC	872,900	3,119
	Provident Financial plc	147,928	2,698
	Smiths Group PLC	95,607	2,091
	Bunzl PLC	128,533	1,826
	Hays PLC	650,560	1,763
	Ladbrokes PLC	186,223	1,643
	Amec PLC	108,180	1,628
	International
	Personal Finance	381,356	1,537
	Rolls-Royce Group PLC	109,850	1,173
	Homeserve PLC	31,010	1,093
	Royal & Sun Alliance
	Insurance Group PLC	343,000	1,086
	Northgate PLC	36,390	689
	Devro PLC	365,700	660
	Daily Mail and
	General Trust PLC	43,060	554
	Mondi PLC. (ZAR)	36,336	343
	HMV Group PLC	116,800	278
*	Sportingbet PLC	310,040	262
	Kier Group PLC	3,500	131
			663,338
United States (36.0%)
	Consumer Discretionary (5.6%)
*	Cablevision Systems NY
	Group Class A	1,287,800	44,996
*	DIRECTV Group, Inc.	1,835,600	44,568
	General Motors Corp.	941,869	34,567
	Darden Restaurants Inc.	542,659	22,716
	CBS Corp.	661,900	20,850
	Clear Channel
	Communications, Inc.	499,900	18,716
*	Liberty Global, Inc. Class A	444,660	18,240
	Macy’s Inc.	541,100	17,488
	Sotheby’s	345,889	16,530
*	Liberty Global, Inc. Series C	411,560	15,911
*^Priceline.com, Inc.		159,800	14,182
	Time Warner, Inc.	723,900	13,291
*^Blue Nile Inc.		137,500	12,942
	American Greetings Corp.
	Class A	431,800	11,400
	VF Corp.	138,400	11,176
	Eastman Kodak Co.	385,700	10,321
*	Amazon.com, Inc.	108,600	10,116
*	Marvel Entertainment, Inc.	379,548	8,897

			Market
			Value•
		Shares	($000)
	Tempur-Pedic
	International Inc.	242,646	8,675
*	Discovery Holding Co.
	Class A	284,850	8,218
*	NVR, Inc.	15,600	7,336
*	Jack in the Box Inc.	112,528	7,296
	Hasbro, Inc.	218,614	6,095
*	Liberty Media Corp.–
	Capital Series A	44,225	5,521
	PRIMEDIA Inc.	345,466	4,850
*	Fleetwood Enterprises, Inc.	530,300	4,534
*	Liberty Media Corp.–
	Interactive Series A	221,126	4,248
	Black & Decker Corp.	46,000	3,832
*	Blockbuster Inc. Class B	770,100	3,735
	Idearc Inc.	90,500	2,848
*	Hanesbrands Inc.	97,600	2,739
	CBS Corp. Class A	86,000	2,710
*	99 Cents Only Stores	170,100	1,747
*	Comcast Corp.
	Special Class A	42,700	1,023
*	Sun-Times
	Media Group, Inc.	321,800	730
	The Pep Boys
	(Manny, Moe & Jack)	39,700	557
*	Live Nation, Inc.	21,512	457

	Consumer Staples (3.7%)
	The Kroger Co.	2,827,700	80,646
	Carolina Group	671,043	55,180
	Altria Group, Inc.	606,800	42,191
	Costco Wholesale Corp.	581,500	35,687
	Kraft Foods Inc.	602,957	20,808
	Safeway, Inc.	447,500	14,817
*	NBTY, Inc.	197,000	7,998
	Alberto-Culver Co.	241,934	5,998
	Sara Lee Corp.	345,100	5,760
	The Clorox Co.	43,900	2,677
*	Winn-Dixie Stores, Inc.	120,600	2,258
*^USANA Health Sciences, Inc.		50,600	2,214
	^Imperial Sugar Co.	76,700	2,004
	Sanderson Farms, Inc.	44,700	1,863
	Corn Products
	International, Inc.	19,500	894

	Energy (4.6%)
	Marathon Oil Corp.	1,861,400	106,137
	ExxonMobil Corp.	1,009,500	93,439
	Tesoro Corp.	1,020,063	46,943
	Tidewater Inc.	536,700	33,726
	Chevron Corp.	358,900	33,586
	ConocoPhillips Co.	202,500	17,773
	Baker Hughes, Inc.	63,200	5,711
*^USEC Inc.		349,400	3,581
*	SEACOR Holdings Inc.	17,600	1,674

			Market
			Value•
		Shares	($000)
*	Bolt Technology Corp.	28,760	939
*	Gulfmark Offshore, Inc.	18,600	905

	Financials (7.0%)
	MetLife, Inc.	903,600	63,009
	The Chubb Corp.	884,100	47,423
	The Hartford Financial
	Services Group Inc.	344,470	31,881
	JPMorgan Chase & Co.	662,300	30,347
	The Travelers Cos., Inc.	588,800	29,640
	Morgan Stanley	468,100	29,490
	Merrill Lynch & Co., Inc.	313,900	22,375
	XL Capital Ltd. Class A	282,182	22,349
	Citigroup, Inc.	478,200	22,318
*	Berkshire Hathaway Inc.
	Class B	5,063	20,009
	Fannie Mae	311,000	18,912
	Freddie Mac	316,300	18,665
	W.R. Berkley Corp.	541,400	16,042
	Bank of America Corp.	311,500	15,659
	Assurant, Inc.	244,400	13,075
	ACE Ltd.	195,450	11,838
	Axis Capital Holdings Ltd.	279,077	10,859
*	Arch Capital Group Ltd.	137,303	10,217
	MBIA, Inc.	158,800	9,695
	Moody’s Corp.	184,000	9,274
	The Goldman Sachs
	Group, Inc.	39,400	8,540
	Genworth Financial Inc.	269,900	8,294
	American Express Co.	132,497	7,866
	PartnerRe Ltd.	93,413	7,379
	Lazard Ltd. Class A	148,700	6,305
	Mercury General Corp.	114,000	6,148
	RenaissanceRe Holdings Ltd.	90,956	5,949
	American International
	Group, Inc.	84,900	5,743
*^First Federal Financial Corp.		92,551	4,586
	MGIC Investment Corp.	85,900	2,775
	Fidelity National
	Financial, Inc. Class A	134,600	2,353
2	J.G. Wentworth Inc.	147,900	1,775
	Ameriprise Financial, Inc.	21,459	1,354
	Endurance Specialty
	Holdings Ltd.	30,273	1,258
	American Financial
	Group, Inc.	32,550	927

	Health Care (2.7%)
	AmerisourceBergen Corp.	1,076,271	48,787
	UnitedHealth Group Inc.	921,500	44,628
	Pfizer Inc.	1,179,200	28,808
*	King Pharmaceuticals, Inc.	2,036,070	23,863
	McKesson Corp.	261,800	15,391
	Merck & Co., Inc.	164,300	8,493
	Schering-Plough Corp.	262,600	8,306

			Market
			Value•
		Shares	($000)
	CIGNA Corp.	142,000	7,567
*	WellPoint Inc.	77,800	6,140
	Bristol-Myers Squibb Co.	206,900	5,963
*	WellCare Health Plans Inc.	46,300	4,881
	Alpharma, Inc. Class A	76,400	1,632
*	PharMerica Corp.	20,001	298

	Industrials (4.7%)
	Cummins Inc.	529,400	67,705
*	Terex Corp.	536,939	47,798
	Parker Hannifin Corp.	269,500	30,138
	General Electric Co.	685,300	28,371
	Northrop Grumman Corp.	219,400	17,113
*	US Airways Group Inc.	756,700	19,863
	Pitney Bowes, Inc.	303,500	13,785
	Ingersoll-Rand Co.	240,900	13,122
*	Superior Essex Inc.	329,100	12,269
*	Kansas City Southern	368,700	11,861
*	Continental Airlines, Inc.
	Class B	318,600	10,523
*	AMR Corp.	463,200	10,325
	Excel Maritime Carriers, Ltd.	178,733	9,973
	Viad Corp.	252,500	9,090
	Watson Wyatt & Co.
	Holdings	197,500	8,876
	Eaton Corp.	72,600	7,190
	SPX Corp.	67,800	6,276
	Raytheon Co.	92,400	5,897
*	Northwest Airlines Corp.	301,300	5,363
	L-3 Communications
	Holdings, Inc.	46,100	4,709
	Robbins & Myers, Inc.	78,600	4,503
	The Manitowoc Co., Inc.	61,906	2,741
*	TBS International Ltd.	62,283	2,569
	Horizon Lines Inc.	54,400	1,661
	Deluxe Corp.	35,956	1,325
*	Saia, Inc.	35,700	590
*	Learning Tree
	International, Inc.	20,900	371
*^Northwest Airlines Corp.
	Class A	270,500	—

	Information Technology (3.4%)
	International Business
	Machines Corp.	782,700	92,202
	Accenture Ltd.	879,319	35,393
	Microsoft Corp.	745,700	21,968
	Hewlett-Packard Co.	361,600	18,004
*	Xerox Corp.	832,900	14,442
*	Lexmark International, Inc.	336,691	13,983
*	Sun Microsystems, Inc.	2,398,100	13,453
*	Gartner, Inc. Class A	536,500	13,123
*	LSI Corp.	1,135,231	8,423

			Market
			Value•
		Shares	($000)
*	Dell Inc.	245,700	6,781
*	DST Systems, Inc.	77,300	6,633
*	LAM Research Corp.	117,100	6,237
	MasterCard, Inc. Class A	42,000	6,215
*	Forrester Research, Inc.	37,000	872
*	InterDigital, Inc.	28,600	594

	Materials (3.6%)
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	1,230,300	129,046
	United States Steel Corp.	356,400	37,757
	Nucor Corp.	460,700	27,398
	Cleveland-Cliffs Inc.	239,599	21,078
	Dow Chemical Co.	359,400	15,476
	Scotts Miracle-Gro Co.	250,900	10,726
	CF Industries Holdings, Inc.	117,800	8,942
	Steel Dynamics, Inc.	188,000	8,780
	Eastman Chemical Co.	102,300	6,826
	Ryerson Tull, Inc.	56,000	1,889

	Telecommunication Services (0.6%)
	Sprint Nextel Corp.	869,600	16,522
*	NII Holdings Inc.	98,000	8,051
*	Qwest Communications
	International Inc.	690,085	6,321
*	Cincinnati Bell Inc.	994,400	4,912
	Embarq Corp.	83,187	4,625
*	Level 3
	Communications, Inc.	868,200	4,037
	Golden Telecom, Inc.	33,200	2,672

	Utilities(0.1%)
	FirstEnergy Corp.	115,949	7,344
	OGE Energy Corp.	47,200	1,562
			2,714,847
Total Common Stocks
(Cost $5,700,111)			7,125,872

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.8%)[1]
Money Market Fund (5.5%)
3	Vanguard Market Liquidity
	Fund, 5.153% 404,171,836		404,172
3	Vanguard Market Liquidity
	Fund, 5.153%—Note G	15,961,800	15,962
			420,134
		Face
		Amount
		($000)
U.S. Government & Agency Obligations (0.3%)
4	Federal Home Loan Bank
5	5.204%, 10/17/07	5,000	4,989
4	Federal Home Loan
	Mortgage Corp.
5	5.213%, 10/9/07	5,000	4,995
5	5.217%, 10/15/07	5,000	4,991
4	Federal National
	Mortgage Assn.
5	4.711%, 2/27/08	5,000	4,903
			19,878
Total Temporary Cash Investments
(Cost $440,011)			440,012
Total Investments (100.2%)
(Cost $6,140,122)			7,565,884
Other Assets and Liabilities (–0.2%)
Other Assets—Note C			98,576
Liabilities—Note G			(112,728)
			(14,152)
Net Assets (100%)
Applicable to 284,853,940 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			7,551,732
Net Asset Value Per Share			$26.51

At September 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	5,657,941	19.87
Undistributed Net
Investment Income	89,224.31
Accumulated Net
Realized Gains	367,961	1.29
Unrealized Appreciation
Investment Securities	1,425,762	5.01
Futures Contracts	9,184.03
Foreign Currencies and
Forward Currency Contracts	1,660	—
Net Assets	7,551,732	$26.51

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.6% and 1.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Restricted security represents 0.0% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $19,878,000 and cash of $1,537,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Year Ended
September 30, 2007
($000)
Investment Income
Income
Dividends[1]	139,398
Interest[2]	11,720
Security Lending	3,301
Total Income	154,419
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,304
Performance Adjustment	2,951
The Vanguard Group—Note C
Management and Administrative	18,466
Marketing and Distribution	1,432
Custodian Fees	1,224
Auditing Fees	37
Shareholders’ Reports	114
Trustees’ Fees and Expenses	8
Total Expenses	37,536
Expenses Paid Indirectly—Note D	(84)
Net Expenses	37,452
Net Investment Income	116,967
Realized Net Gain (Loss)
Investment Securities Sold	406,091
Futures Contracts	(4,267)
Foreign Currencies and Forward Currency Contracts	2,620
Realized Net Gain (Loss)	404,444
Change in Unrealized Appreciation (Depreciation)
Investment Securities	784,800
Futures Contracts	8,319
Foreign Currencies and Forward Currency Contracts	1,950
Change in Unrealized Appreciation (Depreciation)	795,069
Net Increase (Decrease) in Net Assets Resulting from Operations	1,316,480

1 Dividends are net of foreign withholding taxes of $10,703,000.

2 Interest income from an affiliated company of the fund was $11,425,000.

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	116,967	58,112
Realized Net Gain (Loss)	404,444	186,941
Change in Unrealized Appreciation (Depreciation)	795,069	205,761
Net Increase (Decrease) in Net Assets Resulting from Operations	1,316,480	450,814
Distributions
Net Investment Income	(63,112)	(31,222)
Realized Capital Gain[1]	(179,158)	(56,590)
Total Distributions	(242,270)	(87,812)
Capital Share Transactions—Note H
Issued	2,937,614	1,908,165
Issued in Lieu of Cash Distributions	224,234	80,656
Redeemed	(875,763)	(462,226)
Net Increase (Decrease) from Capital Share Transactions	2,286,085	1,526,595
Total Increase (Decrease)	3,360,295	1,889,597
Net Assets
Beginning of Period	4,191,437	2,301,840
End of Period[2]	7,551,732	4,191,437

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $70,849,000 and $20,164,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $89,224,000 and $45,245,000.

Financial Highlights

				Nov. 1,	Year Ended
For a Share Outstanding	Year Ended September 30,			2003, to	October 31,
Throughout Each Period	2007	2006	2005	2004[1]	2003	2002
Net Asset Value, Beginning of Period	$21.96	$19.72	$16.08	$14.46	$10.48	$11.31
Investment Operations
Net Investment Income	.49[2]	.320	.25	.191	.12	.09
Net Realized and Unrealized Gain (Loss)
on Investments	5.25	2.595	3.87	1.624	3.96	(.36)
Total from Investment Operations	5.74	2.915	4.12	1.815	4.08	(.27)
Distributions
Dividends from Net Investment Income	(.31)	(.240)	(.21)	(.130)	(.08)	(.12)
Distributions from Realized Capital Gains	(.88)	(.435)	(.27)	(.065)	(.02)	(.44)
Total Distributions	(1.19)	(.675)	(.48)	(.195)	(.10)	(.56)
Net Asset Value,
End of Period	$26.51	$21.96	$19.72	$16.08	$14.46	$10.48

Total Return[3]	27.00%	15.22%	25.99%	12.64%	39.25%	–2.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,552	$4,191	$2,302	$965	$664	$223
Ratio of Total Expenses to
Average Net Assets[4]	0.64%	0.72%	0.80%	0.90%*	1.05%	1.19%
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.76%	1.60%	1.47%*	1.14%	0.86%
Portfolio Turnover Rate	64%	88%	83%	19%	13%	14%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Calculated based on average shares outstanding.

3 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.05%, 0.06%, 0.08%, 0.11%, and 0.17%.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts, or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management, Inc., AllianceBernstein L.P., and Marathon Asset Management LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Acadian Asset Management, Inc. is subject to quarterly adjustments based on performance since December 31, 2004, relative to the Morgan Stanley Capital International All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the Morgan Stanley Capital International All Country World Index. The basic fee of Marathon Asset Management LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the year ended September 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before an increase of $2,951,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $614,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2007, custodian fee offset arrangements reduced the fund’s expenses by $84,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2007, the fund realized net foreign currency losses of $1,286,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at September 30, 2007, was $11,943,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $8,590,000 from undistributed net investment income, and $28,752,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2007, the fund had $278,814,000 of ordinary income and $202,978,000 of long-term capital gains available for distribution.

At September 30, 2007, the cost of investment securities for tax purposes was $6,154,184,000. Net unrealized appreciation of investment securities for tax purposes was $1,411,700,000, consisting of unrealized gains of $1,567,588,000 on securities that had risen in value since their purchase and $155,888,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	363	139,583	4,624
FTSE 100 Index	494	65,616	1,111
Dow Jones EURO STOXX 50 Index	806	50,561	198
Topix Index	265	37,418	2,467
S&P ASX 200 Index	170	24,845	784

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2007, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/28/2007	EUR	35,446	USD	50,034	456
12/28/2007	GBP	19,311	USD	38,792	472
12/19/2007	JPY	4,009,313	USD	35,589	(386)
12/28/2007	AUD	27,100	USD	23,122	768

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $350,000 resulting from the translation of other assets and liabilities at September 30, 2007.

F. During the year ended September 30, 2007, the fund purchased $5,560,619,000 of investment securities and sold $3,637,952,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at September 30, 2007, was $15,079,000, for which the fund received cash collateral of $15,962,000.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	120,219	92,291
Issued in Lieu of Cash Distributions	9,809	4,143
Redeemed	(36,004)	(22,344)
Net Increase (Decrease) in Shares Outstanding	94,024	74,090

I.In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $123,753,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $56,372,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 10.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund will pass through to shareholders foreign source income of $112,664,000 and foreign taxes paid of $6,551,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their
Form 1099-DIV in January 2008.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund[1]
Periods Ended September 30, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.00%	24.83%	12.50%
Returns After Taxes on Distributions	25.71	24.15	11.14
Returns After Taxes on Distributions and Sale of Fund Shares	18.22	21.86	10.31

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,113.87	$3.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.96	3.14

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.62%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 33 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Marathon Asset Management LLP and Acadian Asset Management, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

(The board had previously acted to renew the fund’s agreement with its other investment advisor, AllianceBernstein L.P. A report on that approval was included in the fund’s semiannual report to shareholders dated March 31, 2007.)

The board decided to renew the agreements with Marathon and Acadian based upon an evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each firm. The board noted the following:

Marathon Asset Management. Founded in 1986, Marathon Asset Management of London, England, has advised the Global Equity Fund since the fund’s inception in 1995. Marathon continues to use a bottom-up approach that focuses on stock selection. Its three regional teams focus on each company’s corporate strategy and industry competition, while its sector analysis is conducted using long-term capital cycle data. Each of these teams is led by one of the firm’s three founders: Jeremy J. Hosking, William J. Arah, and Neil M. Ostrer.

Acadian Asset Management. Founded in 1986, Acadian Asset Management is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. The firm has advised the Global Equity Fund since 2004. Acadian’s investment process builds portfolios from the bottom up using proprietary valuation models. The investment team includes the three portfolio managers—John R. Chisholm, Ronald D. Frashure, and Brian K. Wolahan—who are all involved in the firm’s ongoing research.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because both Marathon and Acadian are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Marathon and Acadian increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
148 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
148 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
148 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
148 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
148 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
148 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
148 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
148 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard®	>	www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112007

>  In its first full year of operations, Vanguard Strategic Small-Cap Equity Fund returned a solid 12.6% for the 2007 fiscal year.

>  Every sector except for financials made a positive contribution to the fund’s absolute return.

>  The fund’s return significantly trailed that of its benchmark index, most notably because of a change in market dynamics that favored more highly valued stocks.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Small-Cap Equity Fund	VSTCX	12.6%
MSCI US Small Cap 1750 Index		15.7
Average Small-Cap Core Fund[1]		13.4

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$19.04	$21.28	$0.150	$0.000

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Small-Cap Equity Fund returned 12.6% for the fiscal year ended September 30, 2007—its first full fiscal year of operations. Though a solid result in its own right, the fund’s return trailed the return of its benchmark and the average return of its competitive peers.

Broadly underlying the shortfall was a growing shift in investor preference during the year toward growth stocks and away from the more reasonably valued stocks favored by the fund’s advisor, Vanguard Quantitative Equity Group. This shift accelerated during the quarter ended September 30 on shorter-term, worldwide concerns about the impact of the subprime mortgage market crises. This period of turbulence coincided with a sharp uptick in the prices of large-capitalization, growth-oriented stocks. The fund faced some headwinds despite the balanced nature of its investment approach, which simultaneously gives it exposure to attractively valued stocks and stocks with above-average earnings growth. The valuation component hurt more than the growth exposure helped.

Note that if you hold the Strategic Small-Cap Equity Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 25.

2

Strong returns for U.S. stocks; even better for markets abroad

U.S. stocks produced excellent returns for the fiscal year. The gains came despite a midsummer shakeup brought on by problems in the subprime mortgage-loan market. Financials stocks—which represent a sizable share of the U.S. market’s value—were hardest hit, as investment banking and consumer lending businesses throttled back.

The broad U.S. equity market returned 17.1% for the year. Returns from large-capitalization stocks outpaced those of small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. As investors took account of risk, they seemed to exhibit a preference for large-cap growth stocks, which seem better positioned to thrive in a period of economic uncertainty.

Although not immune from the effects of the turmoil in U.S. credit markets, international stocks handily surpassed the returns of domestic stocks over the 12 months. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

The bond market was shaken, but regained ground in the end

Turmoil in the corporate bond and subprime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.9%	13.8%	16.0%
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5
MSCI All Country World Index ex USA (International)	31.1	26.5	26.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

3

prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

A positive year includes a second-half downshift

The second half of the fund’s fiscal year differed significantly from its first half. As you may recall from our semiannual report, for the six months ended March 31, 2007, the Strategic Small-Cap Equity Fund’s return was in line with that of its benchmark and was ahead of both the broad market’s return and the average return of its mutual fund peers. During the second half, however, the fund’s gains were restrained by a negative return in the final fiscal quarter as investors favored large-cap stocks, as we discussed above.

More broadly, your fund’s investment methodology was under pressure during the entire year. It’s not unusual for an investment approach to be out of sync with the market from time to time, and fiscal 2007 was one of those periods. As described in more detail in the advisor’s letter on page 7, the fund seeks to limit its deviations from the market’s sector and industry weightings and risk characteristics. Instead, the fund relies on a sophisticated computer model that seeks to outperform its benchmark through superior security selection, and the success of this selection process is, of course, what determines the fund’s out- or underperformance.

Expense Ratios[1]
Your fund compared with its peer group
		Average
	Investor	Small-Cap
	Shares	Core Fund
Strategic Small-Cap Equity Fund	0.38%	1.50%

1      Fund expense ratio reflects the 12 months ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

4

The three components of the fund’s model work together to identify attractive stocks. One component seeks stocks that are favorably valued—investment bargains, so to speak. Another focuses on earnings quality, or growth potential. A third component plugs into market sentiment, as reflected by the direction and pace of change in a stock’s price.

During the past year, the fund’s stock selections came up short in almost all sectors when compared with benchmark sector returns. The most disappointing was the consumer discretionary group, which encompasses a wide variety of companies that compete for the consumer’s spare dollar. The only sector that provided a positive relative return was materials, which received a boost from the fund’s stock choices in the steel and metals and mining industries.

Total Returns
April 24, 2006[1] Through September 30, 2007
Average
Annual Return
Strategic Small-Cap Equity Fund	4.9%
MSCI US Small Cap 1750 Index	6.7
Average Small-Cap Core Fund[2]	4.6

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Fund’s inception date.

2  Derived from data provided by Lipper Inc.

5

Even so, the Strategic Small-Cap Equity Fund rang up a solid 12.6% return, and almost every sector made a positive contribution to the fund’s absolute return. The exception was financials, the largest sector weighting for both the fund and its benchmark, which was most directly affected by the subprime mortgage crises.

The fund’s methodology bypasses market fickleness

Since it came out of the chute in April 2006, Vanguard Strategic Small-Cap Equity Fund has had a rough ride. During its initial months of operations, the fund experienced a down market. Most recently, in its fiscal fourth quarter, the fund faced a market that was extremely challenging for quantitatively managed portfolios.

More to the point, prudent investing is a long-term proposition, and there has not been sufficient time to judge the merits of the fund’s long-term strategy. One thing we can say with certainty: the market can be capricious. That is why the discipline and consistency of Vanguard Strategic Small-Cap Equity Fund’s investment methodology can be invaluable. The advisor’s stock-selection model helps to immunize the fund’s holdings against the emotional impulses that can occasionally bedevil even the most experienced and disciplined manager.

Like any fund employing an actively managed strategy, of course, this fund can be expected to go through periods of relative strength and weakness. Over the long term, however, we expect the fund’s periods of strength to more than offset the occasional downturns. The Strategic Small-Cap Equity Fund offers you an excellent long-term wealth-building opportunity as part of a balanced portfolio of stocks, bonds, and money market assets that is also diversified within each asset class.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 15, 2007

6

Advisor’s Report

The Strategic Small-Cap Equity Fund returned 12.6% for the fiscal year ended September 30, 2007. Although attractive on an absolute and historical basis, we are disappointed to report that the fund’s return lagged that of its benchmark, the MSCI US Small Cap 1750 Index, which gained 15.7%. The total U.S. equity market, as measured by the MSCI US Broad Market Index, was up 17.0%, as large-capitalization issues outperformed small-caps.

A noteworthy shift in market leadership occurred over the past year as growth stocks outperformed value stocks across all capitalization ranges. Small-cap growth stocks returned 23.3% for the fiscal year as measured by the MSCI US Small Cap Growth Index, while small-cap value stocks returned 8.3% as measured by the MSCI US Small Cap Value Index. To put this change in context, for the three years ended September 30, 2006, small-cap value stocks had outperformed small-cap growth stocks by five percentage points each year, as measured by MSCI’s small-cap indexes.

The strong performance of growth stocks contributed to the fund’s underperformance because we favor stocks with both attractive valuation characteristics and growth prospects. Changes in market preference are, in our opinion, unpredictable, so we do not try to capture this type of occurrence in our investment methodology. In markets that strongly favor growth stocks and in which stocks with attractive valuation levels are not in vogue, our results can suffer, as they did this fiscal year.

Our investment methodology does not solely rely on valuation characteristics. Our investment process begins by evaluating each stock in the benchmark relative to its peers, based on our measures of market sentiment and earnings quality in addition to valuation. We then construct a portfolio of our most attractive stocks that matches the benchmark’s industry exposures, market capitalization, and overall risk framework. Relative to the benchmark, our portfolio generally has a lower price-to-earnings ratio, a higher return-on-equity profile, and superior earnings growth. We attempt to add value by taking many small positions across several hundred stocks without tilting toward specific industries or risk factors. We do not try to time changes in market leadership. Our research indicates that the risk of doing so is not worth the potential return.

The fund’s performance is dependent on our model’s stock-ranking ability. For this fiscal year, the model’s performance was disappointing. The valuation component of our model underperformed the market. The market sentiment and earnings-quality components were positive contributors, but their performances were not enough to offset the poor results from the valuation component.

7

We expect that there will be periods when our model is unable to outperform the benchmark, and this year, while a disappointment, is within our expectations for our investment process. Over the longer term, our process has demonstrated an ability to add value. We continue to believe that the fund’s combination of reasonable valuations, high earnings quality, and market acceptance, coupled with disciplined risk control, can play an important role in a diversified investment plan.

We thank you for your investment and trust, and look forward to the upcoming fiscal year.

James P. Stetler,

Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

October 18, 2007

8

Fund Profile

As of September 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	465	1,680	4,887
Median Market Cap	$1.9B	$1.8B	$36.1B
Price/Earnings Ratio	17.2x	23.0x	18.1x
Price/Book Ratio	2.3x	2.4x	2.8x
Yield	1.0%	1.2%	1.7%
Return on Equity	12.2%	12.3%	18.8%
Earnings Growth Rate	20.5%	18.9%	21.6%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate	73%	—	—
Expense Ratio	0.38%	—	—
Short-Term Reserves	–0.2%[3]	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14.1%	14.2%	10.4%
Consumer Staples	3.3	3.3	8.2
Energy	7.3	7.4	11.2
Financials	18.5	18.4	20.0
Health Care	11.2	11.1	11.6
Industrials	17.0	17.1	11.8
Information Technology	16.9	16.8	16.0
Materials	6.3	6.3	3.7
Telecommunication
Services	1.2	1.2	3.5
Utilities	4.2	4.2	3.6

Ten Largest Holdings[4] (% of total net assets)

The Manitowoc Co., Inc.	construction and
	farm machinery and
	heavy trucks	0.6%
AK Steel Holding Corp.	steel	0.6
AGCO Corp.	construction and
	farm machinery and
	heavy trucks	0.5
Lubrizol Corp.	specialty chemicals	0.5
Frontier Oil Corp.	oil and gas refining
	and marketing	0.5
Mettler-Toledo	electronic equipment
International Inc.	manufacturers	0.5
Cleveland-Cliffs Inc.	steel	0.5
Energen Corp.	gas utilities	0.5
ON Semiconductor Corp.	semiconductors	0.5
WellCare Health Plans Inc.	managed health care	0.5
Top Ten		5.2%

Investment Focus

1  MSCI US Small Cap 1750 Index.

2  Dow Jones Wilshire 5000 Index.

3  The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

4  ”Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 28 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006–September 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Strategic Small-Cap Equity Fund[2]	12.58%	4.91%	$10,712
Dow Jones Wilshire 5000 Index	17.08	12.65	11,865
MSCI US Small Cap 1750 Index	15.66	6.68	10,972
Average Small-Cap Core Fund[3]	13.40	4.63	10,671

Fiscal-Year Total Returns (%): April 24, 2006–September 30, 2007

1  Performance for the fund and its comparative standards are calculated since the fund’s inception: April 24, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 20 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (14.0%)
	Sotheby’s	23,011	1,100
	Phillips-Van Heusen Corp.	20,900	1,097
	Men’s Wearhouse, Inc.	21,255	1,074
*	DreamWorks
	Animation SKG, Inc.	31,700	1,059
*	Gemstar-TV Guide
	International, Inc.	146,400	1,019
*	Big Lots Inc.	33,300	994
	Tempur-Pedic International Inc.	27,400	980
*	Jack in the Box Inc.	14,500	940
	Burger King Holdings Inc.	35,596	907
	Meredith Corp.	15,700	900
	Regal Entertainment Group
	Class A	40,000	878
	Interactive Data Corp.	30,400	857
	Jackson Hewitt Tax
	Service Inc.	28,952	809
	Service Corp. International	59,590	769
*	NutriSystem, Inc.	16,300	764
*	TRW Automotive
	Holdings Corp.	23,710	751
	Movado Group, Inc.	22,703	725
	Brown Shoe Co., Inc.	37,055	719
*	Aeropostale, Inc.	36,800	701
*	Jos. A. Bank Clothiers, Inc.	20,200	675
	CSS Industries, Inc.	18,600	669
	Asbury Automotive
	Group, Inc.	32,657	647
	Bob Evans Farms, Inc.	21,087	636
	Ethan Allen Interiors, Inc.	19,428	635
	American Greetings Corp.
	Class A	23,700	626
	Stewart Enterprises, Inc.
	Class A	81,920	624
	Domino’s Pizza, Inc.	36,912	612
	^Sealy Corp.	42,800	601

			Market
			Value•
		Shares	($000)
	Speedway Motorsports, Inc.	15,700	581
*	WMS Industries, Inc.	17,250	571
*	The Dress Barn, Inc.	32,592	554
*	Collective Brands, Inc.	25,003	552
*	Papa John’s International, Inc.	22,415	548
*	Lear Corp.	16,900	542
	Dover Downs Gaming &
	Entertainment, Inc.	48,928	508
	Oxford Industries, Inc.	13,900	502
	Ruby Tuesday, Inc.	25,798	473
*	DSW Inc. Class A	18,700	471
	Steven Madden, Ltd.	24,395	462
*	Chipotle Mexican Grill, Inc.	3,800	449
	International Speedway Corp.	9,700	445
	Group 1 Automotive, Inc.	13,189	443
*	Aftermarket Technology Corp.	13,700	435
	DeVry, Inc.	11,700	433
*	Crocs, Inc.	5,900	397
	Blyth, Inc.	18,900	386
	World Wrestling Entertainment, Inc.	25,600	386
*	The Gymboree Corp.	8,700	307
*	J. Crew Group, Inc.	7,200	299
*	CSK Auto Corp.	27,600	294
	OfficeMax, Inc.	8,300	284
*	AnnTaylor Stores Corp.	8,245	261
	Lithia Motors, Inc.	14,320	244
*	Charlotte Russe Holding Inc.	15,500	227
	Thor Industries, Inc.	5,000	225
	Sonic Automotive, Inc.	9,200	220
	UniFirst Corp.	5,700	214
*	Denny’s Corp.	52,300	209
	Triarc Cos., Inc. Class B	14,728	184
	John Wiley & Sons Class A	4,100	184
	K-Swiss, Inc.	7,105	163
	Saks Inc.	8,161	140
	Salem Communications Corp.	13,700	110
	The Buckle, Inc.	2,748	104
	Cooper Tire & Rubber Co.	3,000	73
*	The Warnaco Group, Inc.	1,700	66
	Kellwood Co.	3,600	61
	CBRL Group, Inc.	1,224	50
*	Entravision
	Communications Corp.	4,800	44
	Stage Stores, Inc.	2,300	42
	Harte-Hanks, Inc.	846	17
			35,928
Consumer Staples (3.3%)
	Corn Products
	International, Inc.	26,005	1,193
*	NBTY, Inc.	24,500	995

11

			Market
			Value•
		Shares	($000)
	Universal Corp. (VA)	16,200	793
	Nash-Finch Co.	19,200	765
	Ruddick Corp.	20,181	677
	Del Monte Foods Co.	53,361	560
*	American Oriental
	Bioengineering, Inc.	43,200	482
*	Prestige Brands Holdings Inc.	43,600	479
	Pilgrim’s Pride Corp.	11,900	413
	Longs Drug Stores, Inc.	8,100	402
	Sanderson Farms, Inc.	9,400	392
*	Winn-Dixie Stores, Inc.	18,098	339
	Flowers Foods, Inc.	12,300	268
*	Alliance One
	International, Inc.	32,700	214
	Herbalife Ltd.	4,500	205
	J.M. Smucker Co.	3,500	187
			8,364
Energy (7.3%)
	Frontier Oil Corp.	30,744	1,280
	Helmerich & Payne, Inc.	35,428	1,163
	Tidewater Inc.	17,765	1,116
*	Superior Energy Services, Inc.	29,953	1,062
	Holly Corp.	17,536	1,049
*	Global Industries Ltd.	40,700	1,048
*	W-H Energy Services, Inc.	13,948	1,029
*	SEACOR Holdings Inc.	8,371	796
*	Gulfmark Offshore, Inc.	16,300	793
*	Parker Drilling Co.	92,800	753
*	Complete Production
	Services, Inc.	36,400	745
*	Unit Corp.	15,190	735
*	Grey Wolf, Inc.	109,700	719
*	Swift Energy Co.	17,029	697
	St. Mary Land &
	Exploration Co.	17,286	617
*	Rosetta Resources, Inc.	33,200	609
*	Mariner Energy Inc.	29,100	603
*	Trico Marine Services, Inc.	19,700	587
*	Basic Energy Services Inc.	25,700	540
*	Atwood Oceanics, Inc.	6,259	479
	General Maritime Corp.	15,600	435
*	Core Laboratories N.V.	3,300	420
*	Bois d’Arc Energy, Inc.	20,200	387
*	Oil States International, Inc.	6,997	338
*	Plains Exploration &
	Production Co.	7,200	318
	Western Refining, Inc.	4,400	179
*	Pioneer Drilling Co.	10,400	127
	RPC Inc.	3,200	45
*	ATP Oil & Gas Corp.	900	42

			Market
			Value•
		Shares	($000)
*	Bristow Group, Inc.	900	39
			18,750
Financials (18.4%)
	Capital Markets (1.0%)
	Raymond James
	Financial, Inc.	32,900	1,081
*	Affiliated Managers
	Group, Inc.	7,200	918
	Gamco Investors Inc. Class A	3,500	192
	Jefferies Group, Inc.	6,500	181
	MCG Capital Corp.	9,500	137

	Commercial Banks (5.1%)
	Bank of Hawaii Corp.	20,200	1,068
	Webster Financial Corp.	23,008	969
	FirstMerit Corp.	47,400	937
	Pacific Capital Bancorp	34,300	902
	Trustmark Corp.	31,022	870
	Wilmington Trust Corp.	21,500	836
	United Bankshares, Inc.	26,000	791
	Susquehanna
	Bancshares, Inc.	37,900	762
	City Holding Co.	20,562	749
	First Community
	Bancshares, Inc.	19,650	712
	City Bank Lynnwood (WA)	24,400	701
	First BanCorp Puerto Rico	66,500	632
	BancFirst Corp.	13,726	616
	Central Pacific Financial Co.	16,000	467
	Old Second Bancorp, Inc.	15,200	433
	Peoples Bancorp, Inc.	16,212	424
	WesBanco Inc.	14,700	367
	Great Southern Bancorp, Inc.	14,000	348
	Old National Bancorp	16,740	277
	East West Bancorp, Inc.	6,900	248
	Community Trust Bancorp Inc.	916	27

	Consumer Finance (1.0%)
*	EZCORP, Inc.	60,239	810
	Cash America
	International Inc.	19,413	730
	Advanta Corp. Class B	24,150	662
	The First Marblehead Corp.	7,350	279
	Advance America,
	Cash Advance Centers, Inc.	9,852	105

	Diversified Financial Services (0.2%)

12

			Market
			Value•
		Shares	($000)
*^	Primus Guaranty, Ltd.	50,992	536
	Insurance (3.5%)
	Aspen Insurance
	Holdings Ltd.	38,100	1,063
	Platinum Underwriters
	Holdings, Ltd.	29,000	1,043
	Reinsurance Group of
	America, Inc.	15,680	890
*	Philadelphia Consolidated
	Holding Corp.	21,477	888
	Endurance Specialty
	Holdings Ltd.	21,300	885
	Odyssey Re Holdings Corp.	21,300	790
	Zenith National
	Insurance Corp.	15,291	686
	The Hanover
	Insurance Group Inc.	15,400	681
	Max Re Capital Ltd.	23,300	653
	The Phoenix Cos., Inc.	44,700	631
	American Financial
	Group, Inc.	21,500	613
*	Hilltop Holdings Inc.	18,500	217

	Real Estate Investment Trusts (6.3%)
	Annaly Mortgage
	Management Inc. REIT	48,800	777
	Essex Property
	Trust, Inc. REIT	5,860	689
	Taubman Co. REIT	12,510	685
	BRE Properties Inc.
	Class A REIT	12,140	679
	Nationwide Health
	Properties, Inc. REIT	22,300	672
	Mack-Cali Realty Corp. REIT	15,920	654
	Digital Realty Trust, Inc. REIT	13,810	544
	Highwood
	Properties, Inc. REIT	14,810	543
	HRPT Properties Trust REIT	54,200	536
	Home Properties, Inc. REIT	10,200	532
	First Industrial Realty
	Trust REIT	12,700	494
	CBL & Associates
	Properties, Inc. REIT	13,810	484
	Rayonier Inc. REIT	9,620	462
	Colonial Properties Trust REIT	13,370	459
	Equity Lifestyle
	Properties, Inc. REIT	8,800	456
	Cousins Properties, Inc. REIT	15,100	443
	Mid-America Apartment
	Communities, Inc. REIT	8,870	442
	Pennsylvania REIT	11,270	439
	Healthcare Realty

		Market
		Value•
	Shares	($000)
Trust Inc. REIT	15,200	405
Tanger Factory Outlet
Centers, Inc. REIT	9,800	398
Health Care Inc. REIT	8,500	376
Saul Centers, Inc. REIT	6,700	345
Maguire Properties, Inc. REIT	12,780	330
Federal Realty
Investment Trust REIT	3,370	299
SL Green Realty Corp. REIT	2,471	289
Camden Property Trust REIT	4,400	283
American Campus
Communities, Inc. REIT	8,300	243
GMH Communities Trust REIT	30,100	233
Brandywine Realty Trust REIT	9,070	230
Post Properties, Inc. REIT	5,260	204
Senior Housing
Properties Trust REIT	9,000	199
Sunstone Hotel
Investors, Inc. REIT	7,600	195
^Thornburg Mortgage, Inc.
REIT	14,170	182
Potlatch Corp. REIT	4,000	180
LaSalle Hotel Properties REIT	4,100	173
Sun Communities, Inc. REIT	5,700	171
Cedar Shopping
Centers, Inc. REIT	12,300	167
Strategic Hotels and
Resorts, Inc. REIT	7,600	156
Realty Income Corp. REIT	4,800	134
U-Store-It Trust REIT	9,900	131
Equity One, Inc. REIT	4,400	120
American Financial
Realty Trust REIT	13,400	108
Alexandria Real Estate
Equities, Inc. REIT	1,100	106
FelCor Lodging
Trust, Inc. REIT	5,010	100
Equity Inns, Inc. REIT	4,200	95
Franklin Street
Properties Corp. REIT	5,270	91
Friedman, Billings,
Ramsey Group, Inc. REIT	16,600	76
^Redwood Trust, Inc. REIT	2,000	66
National Retail Properties REIT	2,200	54
Glimcher Realty Trust REIT	1,700	40
Corporate Office
Properties Trust, Inc. REIT	420	17

Real Estate Management & Development (0.2%)
Jones Lang LaSalle Inc.	4,570	470

13

			Market
			Value•
		Shares	($000)

	Thrifts & Mortgage Finance (1.1%)
*^	First Federal Financial Corp.	13,828	685
^	Downey Financial Corp.	9,936	574
^	Corus Bankshares Inc.	42,756	557
	WSFS Financial Corp.	7,750	484
	BankUnited Financial Corp.	23,000	357
	Bank Mutual Corp.	15,600	184
			47,304
	Health Care (11.1%)
*	WellCare Health Plans Inc.	11,500	1,212
*	Pediatrix Medical Group, Inc.	17,940	1,174
*	Myriad Genetics, Inc.	20,600	1,074
*	AMERIGROUP Corp.	26,200	903
	West Pharmaceutical
	Services, Inc.	21,590	899
	STERIS Corp.	32,700	894
	Mentor Corp.	18,800	866
	Chemed Corp.	13,500	839
*	Onyx Pharmaceuticals, Inc.	19,200	836
*	Sciele Pharma, Inc.	31,684	824
*	Medarex, Inc.	57,600	816
	Medicis Pharmaceutical Corp.	25,900	790
*	Magellan Health Services, Inc.	18,994	771
*	Xenoport Inc.	16,082	757
*	Psychiatric Solutions, Inc.	19,100	750
*	Apria Healthcare Group Inc.	28,400	739
*	OSI Pharmaceuticals, Inc.	21,449	729
*	Savient Pharmaceuticals Inc.	50,100	729
*	Molina Healthcare Inc.	18,806	682
*	MedCath Corp.	24,752	680
*	Nighthawk Radiology
	Holdings, Inc.	27,200	667
*	PAREXEL International Corp.	16,132	666
*	K-V Pharmaceutical Co.
	Class A	22,443	642
*	MGI Pharma, Inc.	22,600	628
	Vital Signs, Inc.	11,846	618
*	Hologic, Inc.	10,000	610
*	Alkermes, Inc.	32,251	593
*	CONMED Corp.	21,100	591
*	Alliance Imaging, Inc.	62,725	568
*	Align Technology, Inc.	21,600	547
	Datascope Corp.	15,731	532
	Ligand Pharmaceuticals Inc.
	Class B	91,400	488
*	Applera Corp.–Celera
	Genomics Group	34,500	485
*	Haemonetics Corp.	8,595	425
*	BioMarin Pharmaceutical Inc.	15,546	387
	Perrigo Co.	17,700	378

			Market
			Value•
		Shares	($000)
*	Zoll Medical Corp.	14,494	376
*	Omrix
	Biopharmaceuticals, Inc.	9,356	330
*	Radiation Therapy
	Services, Inc.	15,183	316
*	Healthspring, Inc.	15,700	306
*	VCA Antech, Inc.	6,890	288
*	Bio-Rad Laboratories, Inc.
	Class A	2,506	227
*	AMN Healthcare
	Services, Inc.	10,139	190
*	PSS World Medical, Inc.	8,500	163
	Dade Behring Holdings Inc.	2,100	160
*	Cubist Pharmaceuticals, Inc.	5,800	123
*	Noven Pharmaceuticals, Inc.	4,500	72
*	Varian, Inc.	1,100	70
*	eResearch Technology, Inc.	5,700	65
*	Albany Molecular
	Research, Inc.	1,462	22
			28,497
Industrials (16.9%)
	The Manitowoc Co., Inc.	34,000	1,505
*	AGCO Corp.	27,700	1,406
*	Continental Airlines, Inc.
	Class B	33,812	1,117
	Teleflex Inc.	14,031	1,093
	Crane Co.	22,500	1,079
	Harsco Corp.	18,078	1,071
	Trinity Industries, Inc.	28,060	1,053
*	Corrections Corp. of America	39,900	1,044
*	Ceradyne, Inc.	13,300	1,007
	Deluxe Corp.	26,900	991
*	Gardner Denver Inc.	25,000	975
*	GrafTech International Ltd.	54,400	970
	Lincoln Electric Holdings, Inc.	12,365	960
	Ryder System, Inc.	19,409	951
	GATX Corp.	22,100	945
	Triumph Group, Inc.	11,267	921
	Belden Inc.	19,400	910
	Acuity Brands, Inc.	17,842	901
	Steelcase Inc.	49,474	890
	The Toro Co.	15,009	883
*	TransDigm Group, Inc.	19,100	873
*	EMCOR Group, Inc.	27,200	853
*	Genlyte Group, Inc.	13,061	839
*	PHH Corp.	31,900	838
*	United Stationers, Inc.	15,041	835
	Kennametal, Inc.	9,867	829
*	Republic Airways
	Holdings Inc.	39,000	826

14

			Market
			Value•
		Shares	($000)
	Lennox International Inc.	23,748	803
	A.O. Smith Corp.	17,800	781
*	Kansas City Southern	24,000	772
	Mueller Industries Inc.	21,000	759
*	Labor Ready, Inc.	39,707	735
*^	Amerco, Inc.	11,356	721
*	Spherion Corp.	87,040	719
*	Old Dominion
	Freight Line, Inc.	26,900	645
*	Consolidated Graphics, Inc.	10,053	631
	Regal-Beloit Corp.	13,084	627
	Herman Miller, Inc.	22,354	607
	Apogee Enterprises, Inc.	23,042	598
*	TeleTech Holdings, Inc.	24,800	593
*	AirTran Holdings, Inc.	59,700	587
*	Thomas & Betts Corp.	8,920	523
	Kelly Services, Inc. Class A	25,657	508
*	Alliant Techsystems, Inc.	4,400	481
*	Rush Enterprises, Inc. Class A	18,132	460
*	General Cable Corp.	6,500	436
*	NCI Building Systems, Inc.	9,500	410
	American Railcar
	Industries, Inc.	16,920	373
*	Perini Corp.	6,600	369
	Pacer International, Inc.	19,200	366
*	United Rentals, Inc.	10,482	337
	IKON Office Solutions, Inc.	24,128	310
*	Goodman Global, Inc.	11,900	284
	Watson Wyatt & Co. Holdings	6,300	283
*	Builders FirstSource, Inc.	25,069	270
	Cascade Corp.	4,100	267
*	Waste Connections, Inc.	8,400	267
	The Brink’s Co.	4,000	223
	Arkansas Best Corp.	6,700	219
	Tredegar Corp.	10,100	174
	Quintana Maritime Ltd.	8,300	158
	Horizon Lines Inc.	3,700	113
	Bluelinx Holdings Inc.	15,000	106
	Robbins & Myers, Inc.	1,800	103
	Ennis, Inc.	3,200	71
	Skywest, Inc.	2,200	55
	Schawk, Inc.	2,400	54
*	Acco Brands Corp.	1,700	38
*	Armstrong Worldwide
	Industries, Inc.	700	28
	Knoll, Inc.	1,300	23
	Con-way, Inc.	479	22
			43,474

			Market
			Value•
		Shares	($000)
Information Technology (16.7%)
*	Mettler-Toledo
	International Inc.	12,266	1,251
*	ON Semiconductor Corp.	97,024	1,219
*	Brocade Communications
	Systems, Inc.	138,900	1,189
*	Anixter International Inc.	12,800	1,055
*	CommScope, Inc.	20,600	1,035
*	Fairchild Semiconductor
	International, Inc.	53,500	999
*	ADC Telecommunications, Inc.	50,500	990
*	MICROS Systems, Inc.	15,074	981
*	Sybase, Inc.	42,315	979
*	Vishay Intertechnology, Inc.	73,800	962
*	Plexus Corp.	34,365	942
*	Dolby Laboratories Inc.	26,480	922
*	Skyworks Solutions, Inc.	101,300	916
*	RF Micro Devices, Inc.	135,000	909
*	j2 Global
	Communications, Inc.	27,400	897
*	Zoran Corp.	43,616	881
*	Informatica Corp.	56,092	881
*	SAIC, Inc.	45,500	873
*	Emulex Corp.	44,070	845
*	Equinix, Inc.	9,500	843
	United Online, Inc.	55,900	839
	Technitrol, Inc.	30,690	827
*	Checkpoint Systems, Inc.	31,200	823
*	Vignette Corp.	41,000	823
*	Amkor Technology, Inc.	70,265	809
	Syntel, Inc.	19,352	805
*	Interwoven Inc.	53,528	762
*	Arris Group Inc.	60,910	752
*	SPSS, Inc.	17,960	739
*	Convergys Corp.	42,340	735
*	Mentor Graphics Corp.	48,107	726
*	Avnet, Inc.	17,999	717
*	CSG Systems
	International, Inc.	33,184	705
*	Synopsys, Inc.	25,900	701
*	Coherent, Inc.	20,758	666
*	SAVVIS, Inc.	16,700	648
*	ANADIGICS, Inc.	35,400	640
*	Mattson Technology, Inc.	64,200	555
*	MPS Group, Inc.	49,250	549
	MoneyGram
	International, Inc.	23,976	542
*	Atmel Corp.	103,500	534
*	Advanced Energy

15

			Market
			Value•
		Shares	($000)
	Industries, Inc.	35,346	534
*	ManTech International Corp.	12,525	451
*	Omniture, Inc.	14,800	449
*	Verigy Ltd.	17,800	440
	Agilysys, Inc.	24,905	421
*	Newport Corp.	27,200	414
*	Dycom Industries, Inc.	12,800	392
*	ScanSource, Inc.	13,300	374
*	International Rectifier Corp.	10,300	340
*	Smart Modular
	Technologies Inc.	45,927	328
*	Asyst Technologies, Inc.	58,800	311
*	Varian Semiconductor
	Equipment Associates, Inc.	5,800	310
*	Credence Systems Corp.	95,100	294
*	Ciena Corp.	7,400	282
*	ExlService Holdings Inc.	11,600	247
*	Brooks Automation, Inc.	17,200	245
*	TIBCO Software Inc.	32,700	242
*	THQ Inc.	9,200	230
	CTS Corp.	14,900	192
*	ANSYS, Inc.	5,300	181
*	Riverbed Technology, Inc.	4,300	174
*	Tech Data Corp.	4,300	172
	Jack Henry & Associates Inc.	6,600	171
	Broadridge Financial
	Solutions LLC	7,400	140
*	LoopNet, Inc.	6,800	140
*	Euronet Worldwide, Inc.	4,600	137
*	Forrester Research, Inc.	5,700	134
*	Trident Microsystems, Inc.	8,112	129
	Gevity HR, Inc.	12,414	127
*	RealNetworks, Inc.	14,847	101
*	Sykes Enterprises, Inc.	5,400	90
*	Manhattan Associates, Inc.	3,100	85
*	Unisys Corp.	10,400	69
*	Comtech
	Telecommunications Corp.	900	48
*	Rudolph Technologies, Inc.	3,200	44
*	Aspen Technologies, Inc.	2,500	36
*	C-COR Inc.	2,500	29
*	Cirrus Logic, Inc.	3,848	25
*	Polycom, Inc.	900	24
*	Digital River, Inc.	400	18
			43,036
Materials (6.3%)
*	AK Steel Holding Corp.	32,260	1,418
	Lubrizol Corp.	20,700	1,347
	Cleveland-Cliffs Inc.	14,223	1,251
*	Terra Industries, Inc.	36,900	1,153

			Market
			Value•
		Shares	($000)
	RPM International, Inc.	45,000	1,078
	Greif Inc. Class A	15,634	949
	Metal Management, Inc.	16,900	916
*	Century Aluminum Co.	17,100	900
	Kaiser Aluminum Corp.	12,500	882
*	OM Group, Inc.	16,400	866
	Silgan Holdings, Inc.	15,711	844
	Quanex Corp.	16,548	777
	Celanese Corp. Series A	19,422	757
	Steel Dynamics, Inc.	15,866	741
	Commercial Metals Co.	15,600	494
	Rock-Tenn Co.	15,700	454
	Nalco Holding Co.	14,600	433
	Ryerson Tull, Inc.	7,700	260
*	Buckeye Technology, Inc.	16,800	254
*	Rockwood Holdings, Inc.	6,100	219
	Eagle Materials, Inc.	5,555	199
	Texas Industries, Inc.	500	39
			16,231
Telecommunication Services (1.2%)
*	Cincinnati Bell Inc.	160,300	792
*	Syniverse Holdings Inc.	49,440	786
	USA Mobility, Inc.	38,000	641
*	Centennial Communications
	Corp. Class A	55,510	562
	Alaska Communications
	Systems Holdings, Inc.	13,500	195
	NTELOS Holdings Corp.	6,300	186
			3,162
Utilities (4.2%)
	Energen Corp.	21,644	1,236
	Puget Energy, Inc.	42,650	1,044
	Southern Union Co.	32,100	999
	Westar Energy, Inc.	39,000	958
	OGE Energy Corp.	27,700	917
	Portland General Electric Co.	31,700	881
	Atmos Energy Corp.	31,100	881
	Black Hills Corp.	20,500	841
	ALLETE, Inc.	15,504	694
	Northwest Natural Gas Co.	12,500	571
	WGL Holdings Inc.	13,700	464
	Avista Corp.	17,028	346
*	El Paso Electric Co.	13,200	305
	Vectren Corp.	9,610	262
	AGL Resources Inc.	5,000	198
	CH Energy Group, Inc.	1,400	67
			10,664

16

		Market
		Value•
	Shares	($000)
Total Common Stocks
(Cost $244,631)		255,410
Temporary Cash Investments (1.4%)[1]
Money Market Funds (1.3%)
[2] Vanguard Market Liquidity
Fund, 5.153%	1,030,532	1,031
[2] Vanguard Market Liquidity
Fund, 5.153%—Note E	2,372,020	2,372
		3,403

	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
[3] Federal National Mortgage Assn.
[4] 5.208%, 10/24/07	200	199
Total Temporary Cash Investments
(Cost $3,602)		3,602
Total Investments (100.8%)
(Cost $248,233)		259,012
Other Assets and Liabilities (–0.8%)
Other Assets—Note B		2,095
Liabilities—Note E		(4,106)
		(2,011)
Net Assets (100%)
Applicable to 12,076,172 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		257,001
Net Asset Value Per Share		$21.28

At September 30, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	244,032	$20.21
Undistributed Net
Investment Income	1,627.13
Accumulated Net Realized Gains	554.05
Unrealized Appreciation
Investment Securities	10,779.89
Futures Contracts	9	—
Net Assets	257,001	$21.28

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets. See Note C in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4  Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.

5  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

17

Statement of Operations

Year Ended
September 30, 2007
($000)
Investment Income
Income
Dividends	3,284
Interest[1]	71
Security Lending	72
Total Income	3,427
Expenses
The Vanguard Group—Note B
Investment Advisory Services	189
Management and Administrative	620
Marketing and Distribution	51
Custodian Fees	5
Auditing Fees	21
Shareholders’ Reports	12
Total Expenses	898
Net Investment Income	2,529
Realized Net Gain (Loss)
Investment Securities Sold	2,969
Futures Contracts	164
Realized Net Gain (Loss)	3,133
Change in Unrealized Appreciation (Depreciation)
Investment Securities	15,595
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	15,604
Net Increase (Decrease) in Net Assets Resulting from Operations	21,266

1	Interest income from an affiliated company of the fund was $54,000.

18

Statement of Changes in Net Assets

	Year Ended	April 20[1] to
	September 30,	September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,529	834
Realized Net Gain (Loss)	3,133	(2,368)
Change in Unrealized Appreciation (Depreciation)	15,604	(4,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,266	(6,350)
Distributions
Net Investment Income	(1,472)	—
Realized Capital Gain	—	—
Total Distributions	(1,472)	—
Capital Share Transactions—Note F
Issued	132,076	210,458
Issued in Lieu of Cash Distributions	1,347	—
Redeemed	(76,625)	(23,699)
Net Increase (Decrease) from Capital Share Transactions	56,798	186,759
Total Increase (Decrease)	76,592	180,409
Net Assets
Beginning of Period	180,409	—
End of Period[2]	257,001	180,409

1  Commencement of subscription period for the fund.

2	Net Assets—End of Period includes undistributed net investment income of $1,627,000 and $834,000.

19

Financial Highlights

	Year	April 20,
	Ended	2006[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2007	2006
Net Asset Value, Beginning of Period	$19.04	$20.00
Investment Operations
Net Investment Income	.22	.09
Net Realized and Unrealized Gain (Loss) on Investments	2.17	(1.05)
Total from Investment Operations	2.39	(.96)
Distributions
Dividends from Net Investment Income	(.15)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.15)	—
Net Asset Value, End of Period	$21.28	$19.04

Total Return[2]	12.58%	–4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$257	$180
Ratio of Total Expenses to Average Net Assets	0.38%	0.40%*
Ratio of Net Investment Income to Average Net Assets	1.07%	1.20%*
Portfolio Turnover Rate	73%	35%

1  Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.

2  Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $264,000 from undistributed net investment income, and $211,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of 2,355,000 to offset taxable capital gains realized during the year ended September 30, 2007, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2007, the fund had $1,778,000 of ordinary income and $563,000 of long-term capital gains available for distribution.

At September 30, 2007, the cost of investment securities for tax purposes was $248,233,000. Net unrealized appreciation of investment securities for tax purposes was $10,779,000, consisting of unrealized gains of $27,273,000 on securities that had risen in value since their purchase and $16,494,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	20	1,626	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended September 30, 2007, the fund purchased $226,828,000 of investment securities and sold $170,170,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at September 30, 2007, was $2,236,000, for which the fund received cash collateral of $2,372,000.

22

F. Capital shares issued and redeemed were:

	Year Ended	April 20[1] to
	September 30, 2007	September 30, 2006
	Shares	Shares
	(000)	(000)
Issued	6,183	10,744
Issued in Lieu of Cash Distributions	65	—
Redeemed	(3,649)	(1,266)
Net Increase (Decrease) in Shares Outstanding	2,599	9,478

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

1	Commencement of subscription period for the fund.

23

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 20, 2006 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal period ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,169,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund[1]
Periods Ended September 30, 2007
	One	Since
	Year	Inception[2]
Returns Before Taxes	12.58%	4.91%
Returns After Taxes on Distributions	12.42	4.81
Returns After Taxes on Distributions and Sale of Fund Shares	8.30	4.15

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  April 24, 2006.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,002.83	$1.86
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,023.21	$1.88

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. The guidelines are also
fund only if preceded or accompanied by	available from the SEC’s website, www.sec.gov. In
the fund’s current prospectus.	addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2007: $102,000

Fiscal Year Ended September 30, 2006: $96,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2007: $2,835,320

Fiscal Year Ended September 30, 2006: $2,347,620

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2007: $630,400

Fiscal Year Ended September 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2007: $215,900

Fiscal Year Ended September 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2007: $0

Fiscal Year Ended September 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)          (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2007: $215,900

Fiscal Year Ended September 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)          For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: November 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: November 14, 2007

VANGUARD HORIZON FUNDS

BY:_____________(signature)________________
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: November 14, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.